[TWEEDY, BROWNE FUND INC. LOGO]
                            TWEEDY, BROWNE FUND INC.


                        Tweedy, Browne Global Value Fund
                           Tweedy, Browne Value Fund
            Tweedy, Browne Worldwide High Dividend Yield Value Fund






                                   PROSPECTUS
                                 August 1, 2008
                         ______________________________


                                350 Park Avenue
                               New York, NY 10022
                                 1-800-432-4789
                                 www.tweedy.com

                 The Global Value Fund, the Value Fund and the
            Worldwide High Dividend Yield Value Fund seek long-term
               capital growth by investing in equity securities.


           Tweedy, Browne Company LLC manages each Fund using a value investing style derived directly from the work of the late Benjamin Graham.


     The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


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                               TABLE OF CONTENTS


                                                                            Page
Risk/Return Summary .......................................................    1
     Investment Objective .................................................    1
     Principal Investment Strategies ......................................    1
     Principal Risks of Investment ........................................    3
     Smaller Companies ....................................................    3
     Foreign Securities ...................................................    3
     Performance ..........................................................    4
     Fees and Expenses ....................................................    8

Portfolio Holdings ........................................................   11

The Funds' Investments ....................................................   11
     Investment Goals and Strategies ......................................   11

     Reducing Currency Risk and Reward through Currency Hedging ...........   12

     Pursuit of Long-Term Capital Growth ..................................   12

Management of the Funds ...................................................   13

Pricing of Fund Shares ....................................................   15

Transaction Information ...................................................   16
     Purchases ............................................................   16

     Redemptions and Exchanges ............................................   17

     Transaction Policies .................................................   19

Distributions and Taxes ...................................................   22

Financial Highlights ......................................................   23


Privacy Information .......................................................   26








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RISK/RETURN SUMMARY

     Investment Objective. Each Fund seeks long-term capital growth.


     Principal Investment Strategies. The Global Value Fund invests primarily in foreign securities that Tweedy, Browne Company LLC (the "Adviser" or "Tweedy Browne") believes are undervalued but may invest in U.S. securities to a limited extent. The Value Fund invests in U.S. and foreign securities that the Adviser believes are undervalued. The Worldwide High Dividend Yield Value Fund invests in U.S. and foreign equity securities that the Adviser believes to have above-average dividend yields and valuations that are reasonable although not necessarily at the same level of undervaluation as the Adviser seeks for the Global Value Fund and the Value Fund.


     The Adviser seeks to construct a widely diversified portfolio of small, medium and large capitalization stocks from a variety of industries and countries.

     Value investing seeks to uncover stocks whose current market prices are at discounts (that is, undervalued) to the Adviser's estimate of their true or intrinsic value.

     The Funds' investment style derives from the work of the late Benjamin Graham. Most investments in the Funds' portfolios at the time of initial purchase have one or more of the following investment characteristics:

     o low stock price in relation to book value
     o low price-to-earnings ratio
     o low price-to-cash-flow ratio
     o above-average dividend yield
     o low price-to-sales ratio as compared to other companies in the same industry
     o low corporate leverage
     o low share price
     o purchases of a company's own stock by the company's officers and directors
     o company share repurchases
     o a stock price that has declined significantly from its previous high price and/or small market capitalization.

     Academic research and studies have indicated an historical statistical correlation between each of these investment characteristics and above-average investment rates of return over long measurement periods. The Global Value and Value Funds also seek to hedge back to the U.S. dollar their effective foreign currency exposure, based on the Adviser's judgment of such exposure after taking into account various factors, such as the source of the portfolio companies' earnings and the currencies in which their securities trade. With respect to the Worldwide High Dividend Yield Value Fund, the Adviser has chosen generally not to hedge its perceived foreign currency exposure back into the U.S. dollar in order to provide investors interested in the Adviser's investment approach with a vehicle that has non-U.S. currency exposure,


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and more importantly, because a substantial portion of the Fund's holdings will be in U.S.-domiciled companies and in non-U.S. multinational companies that have meaningful exposure to the U.S. dollar.

     The Global Value Fund invests primarily in undervalued equity securities of foreign stock markets, but also invests on a more limited basis in U.S. equity securities when opportunities appear attractive. Investments by the Global Value Fund are focused for the most part in developed countries with some exposure to emerging markets. The Global Value Fund is diversified by issuer, industry and country, and maintains investments in a minimum of five countries. Where practicable, the Global Value Fund seeks to reduce currency risk by hedging its effective foreign currency exposure back into the U.S. dollar. The Global Value Fund is designed for long-term value investors who wish to focus their investment exposure on foreign stock markets of developed countries. This Fund is not appropriate for investors primarily seeking income.

     The Value Fund invests primarily in undervalued U.S. and foreign equity securities. For the time being, and subject to change by management at any time, the Value Fund anticipates that it will invest no less than approximately 50% of its net assets in securities of U.S. issuers. A U.S. issuer may include any company that is organized under the laws of the U.S. or its possessions or a majority of whose assets or revenues are, in the good faith judgment of Fund management, attributable to operations within the U.S. The Value Fund is diversified by issuer and industry, and seeks to reduce currency risk on its foreign investments by hedging its effective foreign currency exposure back into the U.S. dollar where practicable. The Value Fund is designed for long-term value investors who wish to focus their investment exposure on equity securities that are economically tied to the U.S. stock market and foreign stock markets of developed countries with minor exposure to emerging markets. This Fund is not appropriate for investors primarily seeking income.


     The Worldwide High Dividend Yield Value Fund invests in U.S. and foreign equity securities that the Adviser believes to have above-average dividend yields and valuations that are reasonable although not necessarily at the same level of undervaluation as the Adviser seeks for the Global Value Fund and the Value Fund. The Adviser has successfully managed a small number of accounts utilizing a high dividend yield strategy for over 29 years. From 1979 to 2003, the accounts employed a domestic focus. Since 2003, the accounts have employed an increasingly global focus. The Adviser believes this strategy may also be potentially attractive to many investors in light of the relatively favorable Federal income tax rates currently in effect for most dividends. The Worldwide High Dividend Yield Value Fund is diversified by issuer, industry, and country and under normal market conditions invests at least 40% of its assets in at least three countries in addition to the U.S. It is designed for long-term investors who wish to focus their investment exposure on equity securities that have above-average dividend yields and that are economically linked to the U.S. and foreign



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stock markets of developed countries with some exposure to emerging markets. It is also intended for investors who prefer not to have their non-U.S. currency exposure generally hedged back into the U.S. dollar. This Fund is not appropriate for investors primarily seeking a high level of current income.


Principal Risks of Investment. The Funds invest primarily in common stocks. Common stock represents a proportionate interest in the earnings and value of the issuing company. Therefore, a Fund participates in the success or failure of any company in which it owns stock. The market value of common stocks fluctuates significantly, reflecting the past and anticipated business performance of the issuing company, investor perception and general economic or financial market movements.

     You could lose money on your investment in a Fund or a Fund could underperform other investments.

     Smaller Companies. The Global Value and Value Funds invest to a significant extent in smaller companies. While the Worldwide High Dividend Yield Value Fund is focused on larger companies, it may invest to a lesser extent in smaller companies. Smaller companies may be less well established and may have a more highly leveraged capital structure, less liquidity, a smaller investor base, greater dependence on a few customers and similar factors that can make their business and stock market performance susceptible to greater fluctuation. In general, the Adviser's investment philosophy and selection process favor companies that do not have capital structures that would be considered to be "highly leveraged" for a company in the same field.

     Foreign Securities. While all three Funds may invest in foreign securities, the Global Value Fund will do so to a far greater extent than the other Funds. Investing in foreign securities involves additional risks beyond those of investing in U.S. markets. These risks include:

     o changes in currency exchange rates, which can lower performance in U.S. dollar terms
     o exchange rate controls (which may include an inability to transfer currency from a given country)
     o costs incurred in conversions between currencies
     o non-negotiable brokerage commissions
     o less publicly available information
     o not generally being subject to uniform standards, practices and requirements with respect to accounting, auditing and financial reporting
     o greater market volatility

     o less trading volume

     o delayed settlements
     o difficulty in enforcing obligations in foreign countries
     o less securities regulation
     o unrecoverable withholding and transfer taxes


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     o war
     o seizure
     o political and social instability.

     The Global Value Fund and Value Fund's practice of hedging currency risk in foreign securities tends to make these Funds underperform a similar unhedged portfolio when the dollar is losing value against the local currencies in which the portfolio's investments are denominated.


     Performance. The following graphs and tables illustrate how the returns of the Global Value Fund and Value Fund vary over time and how they compare to relevant market benchmarks. The Worldwide High Dividend Yield Value Fund is new and does not have a full calendar year of operations. However, a similar graph and table for the returns of the Adviser's high dividend yield composite can be found on page 9 immediately following the expense tables. The Adviser has chosen the Morgan Stanley Capital International ("MSCI") Europe, Australasia and Far East ("EAFE") Index, on both a hedged and unhedged basis, as the most relevant market benchmarks for the Global Value Fund. It has chosen the Standard & Poor's 500 Stock Index ("S&P 500 Index") as the most relevant market benchmark for the Value Fund. The Adviser has chosen the MSCI World Index, which is unhedged, as the most relevant market benchmark for the Worldwide High Dividend Yield Value Fund.

     The MSCI EAFE Index is a widely recognized, unmanaged capitalization-weighted index of common stocks traded in the leading foreign markets. The S&P 500 Index is an unmanaged capitalization-weighted index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market and includes the reinvestment of dividends. The MSCI World Index is a free float-adjusted unmanaged market capitalization-weighted unhedged index that is designed to measure the equity market performance of developed markets. The Adviser does not attempt to mimic any of the indexes. It is not possible to invest directly in an index.



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                          HISTORICAL INVESTMENT RESULTS

                            [GLOBAL VALUE FUND GRAPH]

     Global Value Fund

1993*-15.40%; 1994-4.36%; 1995-10.70%; 1996-20.23%; 1997-22.96%; 1998-10.99%;
1999-25.28%; 2000-12.39%; 2001-(4.67)%; 2002-(12.14)%; 2003-24.93%; 2004-20.01%;
2005-15.42%; 2006-20.14%; 2007-7.54% * June - December



                                                         Global Value Fund
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Best quarterly return ..........................    16.24% (4th quarter 1998)
Worst quarterly return .........................   (17.85)% (3rd quarter 1998)
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                          Average Annual Total Returns
                       For periods ended December 31, 2007

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                                                                                                       Since
                                              One Year     Three Year     Five Year     Ten Year     Inception
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Global Value Fund (inception 6/15/93)
Return before Taxes ......................      7.54%        14.24%        17.46%        11.34%       12.80%
Return after Taxes on Distributions ......      6.10         13.62         17.07         10.27        11.59
Return after Taxes on Distributions
     and Sale of Fund Shares .............      7.25         12.48         15.59          9.62        10.97
MSCI EAFE Index (Hedged)
     before Taxes(1) .....................      5.32         17.63         16.79          7.01         8.10
MSCI EAFE Index (in U.S. dollars)
     before Taxes(1) .....................     11.17         16.83         21.59          8.66         8.17


     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not an indication of how the Fund will perform in the future.


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(1) MSCI EAFE Index (in U.S. dollars) is an unmanaged capitalization-weighted index of companies representing the stock markets of Europe, Australasia and the Far East. MSCI EAFE Index (Hedged) consists of the results of the MSCI EAFE Index hedged 100% back into U.S. dollars and accounts for interest rate differentials in forward currency exchange rates. Results for both indexes are inclusive of dividends and net of foreign withholding taxes. The Index figures do not reflect any deduction for fees, expenses or taxes.


                         HISTORICAL INVESTMENT RESULTS

                           [VALUE FUND GRAPH]

     Value Fund

1993*-(0.60)% 1994-(0.56)%; 1995-36.21%; 1996-22.45%; 1997-38.87%; 1998-9.59%;
1999-2.00%; 2000-14.45%; 2001-(0.09)%; 2002-(14.91)%; 2003-23.24%; 2004-9.43%;
2005-2.30%; 2006-11.63%; 2007-0.60% * December



                                                            Value Fund
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Best quarterly return ...........................    15.66% (2nd quarter 1997)
Worst quarterly return ..........................   (17.42)% (3rd quarter 2002)
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                          Average Annual Total Returns
                      For periods ended December 31, 2007

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                                                                                                       Since
                                              One Year     Three Year     Five Year     Ten Year     Inception
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Value Fund (inception 12/8/93)
Return before taxes .......................     0.60%        4.73%          9.15%         5.36%       10.07%
Return after Taxes on Distributions .......    -0.96         3.31           8.15          4.42         9.16
Return after Taxes on Distributions
     and Sale of Fund Shares ..............     2.47         4.01           7.92          4.41         8.76
S&P 500 Index(1) before Taxes .............     5.49         8.62          12.83          5.91        10.49
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     After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not an indication of how the Fund will perform in the future.
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(1) The S&P 500 Index is an unmanaged capitalization-weighted index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market and includes the reinvestment of dividends. The Index figures do not reflect any deduction for fees, expenses or taxes.



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     Fees and Expenses. This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                                                                                Worldwide
                                                                                                  High
                                                                                                Dividend
                                                                   Global Value      Value     Yield Value
                                                                       Fund          Fund         Fund
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Shareholder Fees (for the year ended 3/31/08)
(fees paid directly from your investment)
     Maximum sales charge (load) imposed on purchases
          (as a percentage of offering price) ................         None           None        None
     Maximum deferred sales charge (load)
          (as a percentage of offering price) ................         None           None        None

Redemption fee (as a percentage of redemption proceeds
imposed on redemptions or exchanges made within 60
days of purchase) ............................................           2%           None          2%

Annual Fund Operating Expenses (for the year ended 3/31/08)
(expenses deducted from Fund assets)
     Management fees .........................................        1.25%          1.25%       1.25%(1)
     Distribution (12b-1) and/or service fees ................         None           None        None
     Other expenses ..........................................        0.12%          0.12%       0.61%(2)
     Total annual fund operating expenses ....................        1.37%          1.37%       1.86%
     Contractual fee and expense waivers .....................           -              -      (0.49)%(1)
     Net annual fund operating expenses ......................        1.37%          1.37%       1.37%(1)
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(1) The Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Worldwide High Dividend Yield Value Fund to the extent necessary to maintain the total annual fund operating expenses (excluding brokerage, interest, taxes and extraordinary expenses) at no more than 1.37%. This arrangement will continue at least through March 31, 2009. In this arrangement, the Worldwide High Dividend Yield Value Fund has agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent that after giving effect to such repayment such adjusted total annual fund operating expenses would not exceed
    1.37% on an annualized basis.

(2) Other expenses are estimated for the current fiscal year.


     Example. This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that:

     o You invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods;
     o Your investment earns a 5% return each year; and
     o The Funds' operating expenses remain the same.


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     Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                                                     Worldwide
                                                                   High Dividend
                                       Global Value      Value      Yield Value
                                           Fund          Fund          Fund
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One Year ...........................     $  139         $  139        $  139
Three Years ........................        434            434           537
Five Years .........................        750            750           960
Ten Years ..........................      1,646          1,646         2,140
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PRIOR PERFORMANCE OF GLOBAL HIGH DIVIDEND YIELD EQUITY COMPOSITE

     Set forth below is certain performance data provided by Tweedy, Browne relating to the average annual investment results of its global "high dividend yield equity composite" and a comparison of that data to the performance of the MSCI World Index. The Adviser has chosen the MSCI World Index, which is unhedged, as the most relevant benchmark for the Worldwide High Dividend Yield Value Fund and its global high dividend yield equity composite. The composite consists of the annual and average annual results for all fully discretionary, separately managed global high dividend yield equity portfolios that have been under management for at least one quarter prior to measurement. While Tweedy, Browne has been managing high dividend yield equity portfolios for over 29 years, it has only been since January of 2003 that the portfolios reflected a worldwide or global mandate. Although actual portfolio composition of these accounts vary over time depending upon their respective levels of cash, and the timing of initial and subsequent investments and redemptions, since 2003 these advisory accounts have had the same investment objective as the Worldwide High Dividend Yield Value Fund and have been managed using substantially similar investment policies, strategies and techniques as those employed by the Worldwide High Dividend Yield Value Fund. (See "Investment Objectives and Policies.") Because of the similarities in investment objectives, policies, strategies and techniques, Tweedy, Browne believes that the global high dividend yield advisory accounts are sufficiently comparable to the Worldwide High Dividend Yield Value Fund to make the performance data listed below relevant to investors in the Worldwide High Dividend Yield Value Fund.


     The results presented are not intended to predict or suggest the returns that will be experienced by the Worldwide High Dividend Yield Value Fund or the return an investor will achieve by investing in the Fund. Different methods of determining performance from those described in the footnote to the chart below may result in different performance figures. The five current Managing Directors who have had responsibility for the management of the high dividend advisory accounts also have responsibility for the management of the Worldwide High Dividend Yield Value Fund.


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                              GLOBAL HIGH DIVIDEND
                           YIELD EQUITY COMPOSITE(1)

                           Net of Assumed Expenses(2)

             [GLOBAL HIGH DIVIDEND YIELD EQUITY COMPOSITE BAR GRAPH]


2003-26.76%; 2004-20.27%; 2005-1.99%; 2006-28.53%; 2007-4.40%


     The Adviser's global high dividend yield equity accounts may not have been subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940, as amended and the Internal Revenue Code which, if applicable, could have affected the performance results of the Global High Dividend Yield Equity Composite. An investor should not rely on the following performance figures as an indication of future performance of either the global high dividend yield advisory accounts or the Worldwide High Dividend Yield Value Fund.


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Best quarterly return ............................    14.64% (2nd quarter 2003)
Worst quarterly return ...........................    (3.97)% (1st quarter 2003)
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                          Average Annual Total Returns
                      For periods ended December 31, 2007


                                                                                        Since
                                                          One Year     Three Year     Inception
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Global High Dividend Yield Equity Composite(1)
     (inception 1/1/03)
Return Net of Assumed Expenses before Taxes(2) ........     4.40%        11.03%         15.85%
MSCI World Index(3)(in U.S. dollars) ..................     9.04         12.75          16.96
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(1) Beginning January 1, 2003 the above schedule consists of the annual and average annual results for all fully discretionary, separately managed "high dividend yield" equity portfolios that have been under management by Tweedy, Browne for at least


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    one quarter prior to measurement. Since January 2003, these composite accounts have had meaningful exposure to non-U.S. equities, and reflect a global mandate. From time to time, fixed income securities have comprised a modest allocation of portfolio assets. As of December 31, 2007, there are 13 accounts with an aggregate of $286.9 million in assets managed by Tweedy, Browne with this strategy. This represents the largest number of accounts managed by Tweedy, Browne with this strategy during the period 2003 to 2007. Composite results are time and asset weighted, inclusive of dividends and net of foreign withholding taxes and are calculated in the same manner as historical returns for the Global Value Fund and the Value Fund.


(2) The calculated net of assumed expenses results shown in the table were derived from the actual gross of fee composite results by assuming an annual expense ratio (including management fees) of 1.37% applied to total assets, including equities and cash. The actual net of fee composite results are not shown in the table because the fees charged accounts comprising the composite varied from the fee shown and were not charged on uninvested cash.


(3) The MSCI World Index is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (US$) reflects the return of this index for a US dollar investor on an unhedged basis. As of December 31, 2007, the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.


PORTFOLIO HOLDINGS

     A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' statement of additional information ("SAI") and on the Funds' Web site at www.tweedy.com.

THE FUNDS' INVESTMENTS

     Investment Goals and Strategies. Each of the Funds pursues the investment goal of long-term capital growth. This goal may be changed for any Fund without shareholder approval. In selecting investments for the Funds, the Adviser employs a value investing style. Value investing seeks to uncover stocks whose current market prices are at discounts to the Adviser's estimate of their true or intrinsic values. The Adviser purchases stock at discounts to its estimate of this true or intrinsic value. Like a credit analyst reviewing a loan application, the Adviser wants collateral value in the form of assets and/or earning power that is substantially greater than the cost of the investment. In the case of the Worldwide High Dividend Yield Value Fund, the Adviser balances its emphasis on value investing with an interest in seeking above-average dividend yields.


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     Reducing Currency Risk and Reward Through Currency Hedging. The share price of each Fund will tend to reflect the movements of the different securities markets in which it is invested and, to the degree not hedged, the foreign currencies in which investments are denominated. The Global Value and Value Funds may use a variety of currency hedging techniques, including forward currency contracts, to manage their effective currency exchange rate risk. The Adviser believes the use of these instruments will benefit the Global Value Fund and the Value Fund and intends to use them for these two Funds to seek to moderate the risks and rewards of currency exchange rate fluctuations. Possible losses from changes in currency exchange rates are primarily a risk of investing unhedged in foreign stocks. For example, while a stock may perform well on the London Stock Exchange, if the pound declines against the dollar, gains can disappear or become losses if the inherent investment in the pound, through ownership of a British stock, is not hedged back to the U.S. dollar. Currency fluctuations are often more extreme than stock market fluctuations. In the more than 35 years in which Tweedy, Browne has been investing, the S&P 500 has declined on a calendar year basis more than 20% only twice, in 1974 and 2002. By contrast, both the dollar/pound and the dollar/deutsche mark relationships have moved more than 20% on numerous occasions. In the last 29 years, there was a four-to-five year period, during 1979-1984, when the U.S. dollar value of British, French, German and Dutch currencies declined by 45% to 58%. More recently, the U.S. dollar value of the euro declined by 29.3% from January 1, 1999 through October 25, 2000 and increased by 63.9% from October 25, 2000 through December 31, 2004. Accordingly, the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Funds' investment performance although both the Global Value Fund and the Value Fund intend to minimize currency risk through hedging activities. Although hedging against currency exchange rate changes reduces the risk of loss from exchange rate movements, it also reduces the ability of the Funds to gain from favorable exchange rate movements when the U.S. dollar declines against the currencies in which the Funds' investments are denominated and in some interest rate environments may impose out-of-pocket costs on the Funds. With respect to the Worldwide High Dividend Yield Value Fund, the Adviser has chosen generally not to hedge its perceived foreign currency exposure back into the U.S. dollar in order to provide investors interested in its approach with a vehicle that has non-U.S. currency exposure, and more importantly, because a substantial portion of the Fund's holdings will be in U.S.-domiciled companies and in non-U.S. multinational companies that have meaningful exposure to the U.S. dollar.


     Pursuit of Long-Term Capital Growth. The Managing Directors of Tweedy, Browne believe that there are substantial opportunities for long-term capital growth from professionally managed portfolios of securities selected from foreign and domestic equity markets. Investments in the Global Value Fund will focus primarily on those developed markets around the world where Tweedy, Browne believes value is more abundant. Investments in the Value Fund will focus on those stocks in the U.S. and foreign markets that Tweedy, Browne believes will provide greater value. Investments


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in the Worldwide High Dividend Yield Value Fund will focus on stocks in the U.S. and foreign markets that have above-average dividend yields and are reasonably valued. With respect to the Global Value and Value Funds, Tweedy, Browne will consider all market capitalization sizes for investment with the result that a significant portion of these two Funds may be invested in smaller (generally under $1 billion) and medium (up to $5 billion) capitalization companies. Because smaller capitalization companies usually do not pay above-average dividends it is likely that the average capitalization of stocks in the Worldwide High Dividend Yield Value Fund will be significantly greater than in the other two Funds. Tweedy, Browne believes smaller and medium capitalization companies can provide enhanced long-term investment results in part because the possibility of a corporate acquisition at a premium may be greater than with large, multinational companies.

     Under normal circumstances, each Fund will attempt to stay as fully invested in equities as the Adviser believes is consistent with the availability of attractive investment opportunities. Stocks include common stock, preferred stock, securities representing the right to acquire stock (such as convertible debentures, options and warrants), and depository receipts for securities. The Funds may also invest in debt securities, although for each Fund interest income is an incidental consideration. Although the Global Value Fund will invest primarily in foreign securities, for temporary defensive purposes, the Fund may invest solely in U.S. or solely in foreign securities. During such a period the Fund may not achieve its investment objective.

MANAGEMENT OF THE FUNDS


     The Funds' investment adviser is Tweedy, Browne Company LLC, a successor to Tweedy & Co., which was founded in 1920. Tweedy, Browne has managed assets since 1968 and as of March 31, 2008 managed approximately $12.3 billion in client funds, including approximately $11.8 billion in accounts that are considered foreign or global. Tweedy, Browne is located at 350 Park Avenue, New York, NY 10022. Tweedy, Browne has extensive experience in selecting undervalued stocks in U.S. domestic equity markets, first as a market maker, then as an investor and investment adviser. Tweedy, Browne has invested outside the United States since 1983 and utilizes the same principles of value investing in foreign markets as it has applied to U.S. securities for more than 35 years.


     The Adviser seeks to reduce the risk of permanent capital loss, as contrasted to temporary stock price fluctuation, through both diversification and application of its stock selection process, which includes assessing and weighing quantitative and qualitative information concerning specific companies.


     A discussion regarding the Board of Directors' basis for approving each Fund's Investment Advisory Agreement is available in the Funds' semi-annual report to shareholders dated September 30, 2007.



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     As of March 31, 2008, the current Managing Directors and retired principals and their families, as well as employees of Tweedy, Browne, have more than $670.5 million in portfolios combined with or similar to client portfolios, including approximately $91.6 million in the Global Value Fund, $45.1 million in the Value Fund and $6.8 million in the Worldwide High Dividend Yield Value Fund.

     Tweedy, Browne manages the daily investment and business affairs for the Funds, subject to oversight by the Board of Directors. For the fiscal year ended March 31, 2008, Tweedy, Browne received investment advisory fees from each Fund of 1.25%, of average daily net assets.

     Tweedy, Browne's Management Committee, which consists of all of the firm's Managing Directors, Christopher Browne, William Browne, John Spears, Thomas Shrager and Robert Wyckoff, has overall responsibility for the conduct of the firm's affairs. The foregoing individuals also act as an investment committee and make investment management decisions on behalf of the Funds generally by consensus. Tweedy, Browne's five Managing Directors have been working with each other for over 17 years.


     Additional information about the foregoing individuals' compensation, other accounts that they manage and their ownership of securities in the Funds is available in the SAI.

     The following is a brief biography of each of the Managing Directors of Tweedy, Browne, including positions held by each for the past five years:


     Christopher H. Browne has been with the Adviser since 1969 and is a member of the firm's Management Committee and Investment Committee. He is a Managing Director of Tweedy, Browne Company LLC and is on the Board of Directors of Tweedy, Browne Fund Inc. Mr. Browne is a Trustee of the University of Pennsylvania and sits on the Executive Committee of its Investment Board. He is also a Trustee and a member of The Council of The Rockefeller University. He is a frequent speaker on behavioral psychology and financial decision making as it relates to international investing. Mr. Browne holds a B.A. degree from the University of Pennsylvania.

     William H. Browne has been with the Adviser since 1978 and is a member of the firm's Management Committee and Investment Committee. He is a Managing Director of Tweedy, Browne Company LLC and is an officer of Tweedy, Browne Fund Inc. Additionally, he is a Trustee Emeritus of Colgate University. Mr. Browne holds the degrees of B.A. from Colgate University and M.B.A. from Trinity College in Dublin, Ireland.

     John D. Spears joined the Adviser in 1974 and is a member of the firm's Management Committee and Investment Committee. He is a Managing Director of Tweedy, Browne Company LLC and is an officer of Tweedy, Browne Fund Inc. Mr. Spears studied at the Babson Institute of Business Administration, Drexel Institute of Technology and the University of Pennsylvania - The Wharton School.



________________________________________________________________________________

     Thomas H. Shrager has been associated with the Adviser since 1989 and is a Managing Director of Tweedy, Browne Company LLC and a member of the firm's Management Committee and Investment Committee. He is also on the Board of Directors of Tweedy, Browne Fund Inc. Previously, he worked in mergers and acquisitions at Bear Stearns, and as a consultant for Arthur D. Little. He received a B.A. and a Masters in International Affairs from Columbia University.

     Robert Q. Wyckoff, Jr. has been associated with the Adviser since 1991, and is a Managing Director of Tweedy, Browne Company LLC and a member of the firm's Management Committee and Investment Committee. He is also an officer of Tweedy, Browne Fund Inc. Prior to joining the Adviser, he held positions with Bessemer Trust, C.J. Lawrence, J&W Seligman, and Stillrock Management. He received a B.A. from Washington & Lee University, and a J.D. from the University of Florida School of Law.


     Tweedy, Browne utilizes a portion of its assets to pay all or a portion of the charges of various programs that make shares of the Funds available to their customers and that perform various services to the Funds or their shareholders such as transaction processing, subaccounting services or similar shareholder services. Subject to approval by the Funds' Board of Directors, each of the Funds pays all or a portion of the charges of these kinds of programs to the extent such programs save the Funds expenses they would otherwise incur in maintaining additional shareholder accounts if those who invest in the Funds through these programs instead invested directly in the Funds. As a result of participating in these programs, the Funds are available to a broader spectrum of investors. However, the Funds are unaware of any special distribution efforts made by these programs on behalf of the Funds. Tweedy, Browne negotiates the level of payments to any program provider. Currently, such payments, expressed as a percentage of the average daily net assets of the Fund attributable to the particular firm, range from 0.00% to 0.35% per year depending on the nature and level of services and other factors, of which 0.00% to 0.10% is currently paid by the Funds.

PRICING OF FUND SHARES

     Purchases and redemptions, including exchanges, are made at the net asset value per share next calculated after the transfer agent or other authorized broker or intermediary is considered to have received the transaction request (redemptions of the Global Value Fund and the Worldwide High Dividend Yield Value Fund made within 60 days of purchase are subject to a redemption fee of 2%). The Funds value their assets based on market value except that assets that are not readily marketable or whose closing price does not accurately reflect their current market value are valued at fair value under procedures adopted by the Board of Directors. The Funds review on a daily basis whether the most recently available closing prices may not reflect current market value due to unusual developments after the close of the markets in which such assets trade and reserve the right to fair value any of these assets if the Funds believe fair valuation will likely result in a more accurate net asset valuation. Because


________________________________________________________________________________
fair value pricing involves judgments that are inherently subjective and inexact, there is no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for an asset will be materially different from the value that actually could be or is realized upon sale of the asset. Each Fund will usually send redemption proceeds within one business day following the request, but may take up to seven days. The Funds' Administrator determines net asset value per share as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. eastern time) on each day the NYSE is open for trading. Since many of the securities owned by the Funds trade on foreign exchanges that trade on weekends or other days when the Funds do not price their shares, the value of the Funds' assets may change on days when you are unable to purchase or redeem shares. Brokers may charge their customers transaction fees in connection with purchases and redemptions of shares through such brokers.

TRANSACTION INFORMATION

     Dislike forms and instruction manuals? Call 1-800-432-4789 and Press 2; we will help you complete the forms and make it easier to invest in the Funds.

Purchases


     You can purchase shares of the Funds without 12b-1 fees or sales charges of any kind. If you need assistance or have any questions, please call shareholder services at 1-800-432-4789, Press 2 between 9:00 a.m. and 5:00 p.m. eastern time, Monday through Friday. Any purchase orders received after the close of regular trading on the NYSE will be processed at the share price of the following business day. Each Fund reserves the right to reject any purchase order.


> Opening an Account   Minimum Investment: $2,500; IRA, $500

Make checks payable to the Fund you are purchasing. An account cannot be opened without a completed and signed account application.


     By Mail. Send your completed, signed account application and check to:
Tweedy, Browne Fund Inc., c/o PNC Global Investment Servicing (U.S.) Inc., P.O. Box 9805, Providence, RI 02940-8005 or for overnight delivery, c/o PNC Global Investment Servicing (U.S.) Inc., 101 Sabin Street, Pawtucket, RI 02860-1427.


     By Wire. First, call shareholder services at 1-800-432-4789, Press 2 to obtain information you will need to establish an account and to submit a completed, signed application. Then contact your bank to arrange wire transfer to the Funds' transfer agent. Your bank will need to know:

     o the name and account number from which you will wire money
     o the amount you wish to wire
     o the name(s) of the account holder(s) exactly as appearing on your application
     o ABA wire instructions, as follows:


________________________________________________________________________________

________________________________________________________________________________

PNC Bank
Account of Tweedy, Browne [Global Value Fund] or [Value Fund] or [Worldwide High
     Dividend Yield Value Fund]

Account #8611757797
ABA #031000053


For further credit to [name(s) of the account holder(s) and account number given to you by shareholder services]
________________________________________________________________________________

________________________________________________________________________________

Shareholder Services                        800-432-4789 and Press 2
Daily NAV Prices                            800-432-4789 and Press 2

For Special Assistance
     in Opening a New Account               800-432-4789 and Press 2

Fund Information Kit                        800-432-4789 and Press 1

Web Site                                    www.tweedy.com
________________________________________________________________________________

> Purchasing Additional Shares Minimum Investment: $200

Make checks payable to the Fund you are purchasing.


     By Mail. Send a check with an investment slip or letter indicating your account number and the Fund you are purchasing to: Tweedy, Browne Fund Inc., c/o PNC Global Investment Servicing (U.S.) Inc., P.O. Box 9805, Providence, RI 02940-8005 or for overnight delivery, c/o PNC Global Investment Servicing (U.S.) Inc., 101 Sabin Street, Pawtucket, RI 02860-1427.


     By Wire. Follow the wire procedures listed above under "Opening an Account
- By Wire."

     By Telephone. Call shareholder services at 1-800-432-4789, Press 2 to purchase at the share price on that day. Any purchase orders received after the close of regular trading on the NYSE will be processed at the share price of the following business day. Your investment is limited to four times the value of your account at the time of the order. Payment for your order (by check or wire) must include the order number given to you when the order was placed. If payment is not received within three business days, the order will be cancelled and you will be responsible for any loss resulting from this cancellation.

     By Automated Clearing House ("ACH"). Once you have established ACH for your account, you may purchase additional shares via ACH by calling shareholder services at 1-800-432-4789, Press 2. To establish ACH, please see "Transaction Policies - ACH" below.

Redemptions and Exchanges


     You can redeem or exchange shares of any Fund without fees or sales charges. However, for the Global Value Fund and the Worldwide High Dividend Yield Value Fund, there is a redemption fee of 2% of your redemption proceeds for redemptions or



________________________________________________________________________________
exchanges made within 60 days of purchase. You can exchange shares from one
Fund to another Fund after five days, subject to any applicable redemption fee. Each Fund reserves the right to reject any exchange order.


     By Telephone. Call shareholder services at 1-800-432-4789, Press 2 to request redemption or exchange of some or all of your Fund shares. The telephone privilege must be authorized on your account application, or see "Transaction Policies - by Telephone" below. You can request that redemption proceeds be mailed to your address of record or, if previously established, sent to your bank account via wire or ACH. For information on establishing ACH or authorizing wire redemptions, please see "Transaction Policies" on page 19.


     By Mail. Send your redemption or exchange instructions to: Tweedy, Browne Fund Inc., c/o PNC Global Investment Servicing (U.S.) Inc., P.O. Box 9805, Providence, RI 02940-8005 or for overnight delivery, c/o PNC Global Investment Servicing (U.S.) Inc., 101 Sabin Street, Pawtucket, RI 02860-1427. Your instructions must be signed exactly as the account is registered and must include:

     o your name

     o the Fund and account number from which you are redeeming or exchanging

     o the number of shares or dollar value to be redeemed or exchanged

     o the Fund into which you are exchanging your shares.

     If you wish to redeem or exchange $100,000 or more, or you request that redemption proceeds be paid to or mailed to a person or address other than the account holder(s) of record, you must have a medallion signature guarantee from an eligible guarantor (a notarized signature is not sufficient). You can obtain a medallion signature guarantee from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program
(SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. It is imperative that the proper prefix and ink be used by the institution affixing the medallion signature guarantee in order to process your request. Please call shareholder services at 1-800-432-4789, Press 2 if you have any questions about the procedure. A notary public cannot provide a signature guarantee.


     Redemptions-in-Kind. If market conditions exist that make cash payments undesirable, any Fund may honor any request to redeem more than $250,000 within a three-month period by making payment in excess of that amount entirely or partially in securities. This is known as a redemption-in-kind. The securities given in payment are selected by the Fund and are valued the same way as for calculating the Funds' net asset value. If payment is made in securities, you would incur trading costs in converting the securities to cash.


________________________________________________________________________________

     Involuntary Redemptions. To reduce expenses, each Fund reserves the right to sell your shares and close your non-retirement account if the value of your account falls below the applicable minimum. The Funds will give you 30 days' notice before your shares are sold, which gives you an opportunity to purchase enough shares to raise your account value to the appropriate minimum to avoid closing the account.

Transaction Policies

     By Check. If you purchase shares of any Fund with a check that does not clear, your purchase will be cancelled and you will be responsible for any loss resulting from this cancellation. Purchases made by check are not available for redemption or exchange until the purchase check has cleared, which may take up to seven business days. Checks must be drawn on or payable through a U.S. bank or savings institution and must be payable to the Fund.


     By ACH. You can designate a bank account to electronically transfer money via ACH for investment in any Fund. Additionally, you can designate a bank account to receive redemption proceeds from any Fund via ACH. Your bank must be a member of ACH. To establish ACH for your account in any Fund, which requires two weeks, complete the Systematic Purchase and Redemption Form and send it to Tweedy, Browne Fund Inc., c/o PNC Global Investment Servicing (U.S.) Inc., P.O. Box 9805, Providence, RI 02940-8005 or for overnight delivery, c/o PNC Global Investment Servicing (U.S.) Inc., 101 Sabin Street, Pawtucket, RI 02860-1427. Money sent via ACH takes two business days to clear.

     By Telephone. The Funds and transfer agent employ procedures to verify that telephone transaction instructions are genuine. If they follow these procedures, they will not be liable for any losses resulting from unauthorized telephone instructions. You can establish telephone transaction privileges on your account by so indicating on your account application. If you wish to add telephone transaction privileges to your account after it has been opened, send a letter, signed by each account holder, to Tweedy, Browne Fund Inc., c/o PNC Global Investment Servicing (U.S.) Inc., P.O. Box 9805, Providence, RI 02940-8005 or for overnight delivery, c/o PNC Global Investment Servicing (U.S.) Inc., 101 Sabin Street, Pawtucket, RI 02860-1427.


     Excessive Short-Term Trading. The Funds are intended for long-term investors and not for those who wish to trade their shares frequently. Each Fund discourages and does not knowingly accommodate excessive short-term trading. The Funds believe that excessive short-term trading of Fund shares creates risks for the Funds and their long-term holders, including disruptions to efficient portfolio management, higher administrative and brokerage costs and dilution in net asset value from traders looking for short-term profits from time zone arbitrage, momentum and other short-term strategies. The Funds monitor purchase and redemption activity to assist in minimizing excessive short-term trading and may reject any purchase order.

     The Directors of the Funds have approved the Funds' policies summarized below.


________________________________________________________________________________

     Redemption Fee. The Value Fund has not experienced significant short-term trading problems and accordingly its Board of Directors has determined not to implement a redemption fee program. However, the Global Value Fund from time to time did experience significant short-term trading and, as an additional means of discouraging short-term trading in its shares, the Board of Directors has determined to assess a 2% fee on redemptions (including exchanges) of shares held for less than 60 days. The Worldwide High Dividend Yield Value Fund also invests to a substantial extent in non-US. securities. Accordingly, the Directors have adopted the same 2% redemption fee for shares of the Worldwide High Dividend Yield Value Fund.


     This redemption fee is assessed and retained by these Funds for the benefit of their remaining shareholders. The fee is not a sales charge and does not benefit Tweedy, Browne. The fee is applied to the shares being redeemed or exchanged in the order in which they were purchased. The fee applies to redemptions from the Funds and to exchanges from either Fund to the other or to the Value Fund, but not to redemptions of shares acquired through dividend or capital gain distributions which have been automatically reinvested in additional shares. Each of these Funds reserves the right to modify or terminate the redemption fee at any time.

     The Global Value Fund and the Worldwide High Dividend Yield Value Fund seek to apply the redemption fee uniformly but recognize that application would be unfair in certain circumstances. Thus, the Funds will not impose the fee at the fund account level on omnibus or similar accounts of certain pre-approved broker-dealers, banks, broad-based benefit plans and other institutions which have a program of charging such fees to their account holders and remitting the proceeds to the applicable Fund or which the Funds have determined have policies and procedures reasonably designed to prevent short-term trading in Fund shares by participants in the account. Examples of the second type of exception are asset allocation programs that rebalance periodically, systematic withdrawal programs and employee benefit plans that appropriately restrict the frequency of allocation changes with which participants can reduce their interests in a Fund. The Funds also do not impose the redemption fee in certain 401(k) transactions and hardship situations such as death, disability or sudden financial burden that have been approved by a compliance officer of the Funds or the Adviser. Requests for waivers of the redemption fee are handled on a uniform basis and any waivers are reported periodically to the Directors.

     In addition to the redemption fee, each of the Global Value Fund and the Worldwide High Dividend Yield Value Fund has established a systematic review procedure designed to detect patterns of short-term trading that might occur despite the imposition of the redemption fee. If such trading is detected, shareholders involved may be prohibited from further purchases of Fund shares if such trading is deemed by the Adviser to be harmful to the Fund. Although each of these Funds believes that the redemption fee and such procedures have been effective in preventing such incidents of short-term trading, there is a risk that they may not fully detect or prevent all instances of short-term trading.


________________________________________________________________________________

     Suspicious Activity. The Funds may be required to "freeze" your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

     Customer Identification Program. Federal law requires each Fund to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with a Fund. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, each Fund reserves the right to place limits on transactions in any account until the identity of the investor is verified; or to refuse an investment in a Fund or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. Each Fund and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

Mailings to Shareholders


     Each Fund combines mailings for multiple accounts going to a single household by delivering to that address in a single envelope a copy of the report (annual and semi-annual reports, prospectuses, etc.) or other communications for all accounts. If you do not want us to continue consolidating your Fund mailings and would prefer to receive separate mailings of Fund communications, please contact the Funds' transfer agent, PNC Global Investment Servicing (U.S.) Inc. at (800) 432-4789, Press 2, or, send mail to Tweedy, Browne Fund Inc., c/o PNC Global Investment Servicing (U.S.) Inc., P.O. Box 9805, Providence, RI, 02940.



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DISTRIBUTIONS AND TAXES

     The Global Value and the Value Fund declare and pay dividends and distributions at least annually. The Worldwide High Dividend Yield Value Fund declares and pays dividends at least semi-annually and capital gains distributions at least annually. Dividends and distributions are paid in additional shares of the same Fund unless you elect to receive them in cash. Dividends and distributions are taxable whether you receive cash or additional shares. Redemptions and exchanges of shares are taxable events on which you may recognize a gain or loss.

Global Value Fund and Value Fund
_____________________________________________________________________________________________

Type of Distribution                          Frequency         Federal Tax Status
_____________________________________________________________________________________________

Dividends from net investment income          annual            taxable as ordinary or
                                                                dividend income

Distributions of short-term capital gains     annual            taxable as ordinary income

Distributions of long-term capital gains      annual            taxable as capital gains
_____________________________________________________________________________________________


Worldwide High Dividend Yield Value Fund
_____________________________________________________________________________________________

Type of Distribution                          Frequency         Federal Tax Status
_____________________________________________________________________________________________

Dividends from net investment income          semi-annual       taxable as ordinary or
                                                                dividend income

Distributions of short-term capital gains     annual            taxable as ordinary income

Distributions of long-term capital gains      annual            taxable as capital gains
_____________________________________________________________________________________________

     Generally, you should avoid investing in a Fund shortly before an expected dividend or distribution. Otherwise, you may pay taxes on amounts that basically consist of a partial return of your investment. Every January, each Fund will send you information about its dividends and distributions made to you during the previous calendar year. Accounts such as IRAs, 401(k) plans, or other retirement accounts are not subject to taxes on annual distributions paid by the Funds. You should consult your tax adviser about particular federal, state, local and other taxes that may apply to you.

     A more complete discussion of the tax rules applicable to the Funds and their shareholders can be found in the SAI that is incorporated by reference into this prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to the U.S. federal, foreign, state, local income or other taxes.


________________________________________________________________________________

                              FINANCIAL HIGHLIGHTS


     These Financial Highlights tables are intended to help you understand the Funds' financial performance for the past five years, or if shorter, the Fund's period of operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the years ended March 31, 2005 and subsequent has been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, whose reports thereon, along with the Funds' financial statements, appear in the Funds' Annual Reports, which are available upon request. The information for the year ended March 31, 2004 has been audited by the Funds' former independent registered public accounting firm, whose reports expressed an unqualified opinion on the financial highlights.



                                                  TWEEDY, BROWNE GLOBAL VALUE FUND
                                        (For a Fund share outstanding throughout each year)


                                                                     Year         Year         Year         Year         Year
                                                                    Ended        Ended        Ended        Ended        Ended
                                                                   3/31/08      3/31/07      3/31/06      3/31/05      3/31/04
                                                                 __________    __________   __________   __________   __________

Net asset value, beginning of year ...........................   $    32.31    $    28.56   $    24.08   $    21.23   $    14.44
                                                                 __________    __________   __________   __________   __________

Income from investment operations:
   Net investment income .....................................         0.50          0.47         0.34         0.31(c)      0.20
   Net realized and unrealized gain
     (loss) on investments ...................................        (2.24)         4.06         4.51         2.81         6.78
                                                                 __________    __________   __________   __________   __________

     Total from investment operations ........................        (1.74)         4.53         4.85         3.12         6.98
                                                                 __________    __________   __________   __________   __________

Distributions:
   Dividends from net investment
     income ..................................................        (0.48)        (0.43)       (0.37)       (0.27)       (0.20)
   Distributions from net
     realized gains ..........................................        (2.88)        (0.35)           -            -            -
                                                                 __________    __________   __________   __________   __________

     Total distributions .....................................        (3.36)        (0.78)       (0.37)       (0.27)       (0.20)
                                                                 __________    __________   __________   __________   __________

Redemption fee ...............................................         0.00(b)       0.00(b)      0.00(b)      0.00(b)      0.01
                                                                 __________    __________   __________   __________   __________

Net asset value, end of year .................................   $    27.21    $    32.31   $    28.56   $    24.08   $    21.23
                                                                 ==========    ==========   ==========   ==========   ==========

Total return(a) ..............................................      (6.35)%        16.01%       20.24%       14.75%       48.53%
                                                                 ==========    ==========   ==========   ==========   ==========

Ratios/Supplemental Data:
Net assets, end of year (in 000s) ............................   $6,663,870    $8,323,689   $8,060,962   $6,707,322   $5,352,702
Ratio of operating expenses to average
     net assets ..............................................        1.37%         1.37%        1.38%        1.39%        1.39%
Ratio of net investment income to
     average net assets ......................................        1.45%         1.53%        1.33%        1.41%(c)     1.08%
Portfolio turnover rate ......................................           9%           13%           6%          13%           8%


____________________

(a)  Total return represents aggregate total return for the periods indicated.
(b)  Amount represents less than $0.01 per share.
(c)  For the year ended 3/31/05, investment income per share reflects a special dividend which amounted to $0.13 per share.
     Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.78% per share.


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                                                        FINANCIAL HIGHLIGHTS

                                                     TWEEDY, BROWNE VALUE FUND
                                        (For a Fund share outstanding throughout each year)


                                                                 Year       Year       Year        Year      Year
                                                                Ended      Ended      Ended       Ended     Ended
                                                               3/31/08    3/31/07    3/31/06     3/31/05   3/31/04
                                                               ________   ________   ________   ________   ________

Net asset value, beginning of year .........................   $  24.65   $  24.27   $  24.67   $  24.38   $  18.53
                                                               ________   ________   ________   ________   ________

Income from investment operations:
   Net investment income ...................................       0.22       0.21       0.30(b)    0.35(c)    0.27
   Net realized and unrealized gain
     (loss) on investments .................................      (1.43)      2.38       1.49       0.69       5.68
                                                               ________   ________   ________   ________   ________

     Total from investment operations ......................      (1.21)      2.59       1.79       1.04       5.95
                                                               ________   ________   ________   ________   ________

Distributions:
   Dividends from net investment
     income ................................................      (0.19)     (0.27)     (0.33)     (0.39)     (0.10)
   Distributions from net realized gains ...................      (2.35)     (1.94)     (1.86)     (0.36)         -
                                                               ________   ________   ________   ________   ________

     Total distributions ...................................      (2.54)     (2.21)     (2.19)     (0.75)     (0.10)
                                                               ________   ________   ________   ________   ________

Net asset value, end of year ...............................   $  20.90   $  24.65   $  24.27   $  24.67   $  24.38
                                                               ========   ========   ========   ========   ========

Total return(a) ............................................    (5.41)%     10.76%      7.41%      4.18%     32.13%
                                                               ========   ========   ========   ========   ========

Ratios/Supplemental Data:
Net assets, end of year (in 000s) ..........................   $411,237   $515,527   $548,169   $659,077   $728,668
Ratio of operating expenses to average
     net assets ............................................      1.37%      1.38%      1.36%      1.37%      1.38%
Ratio of net investment income to
     average net assets ....................................      0.83%      0.80%      1.08%(b)   1.30%(c)   1.09%
Portfolio turnover rate ....................................        11%         9%         9%         4%         3%


____________________

(a)  Total return represents aggregate total return for the periods indicated.
(b)  For the year ended 3/31/06, investment income per share reflects a special dividend which amounted to $0.05 per share.
     Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.88% per share.
(c)  For the year ended 3/31/05, investment income per share reflects a special dividend which amounted to $0.22 per share.
     Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.45% per share.


________________________________________________________________________________

                              FINANCIAL HIGHLIGHTS

                            TWEEDY, BROWNE WORLDWIDE
                         HIGH DIVIDEND YIELD VALUE FUND
              (For a Fund share outstanding throughout the period)


                                                                       Period
                                                                       Ended
                                                                     3/31/08(a)
                                                                     __________

Net asset value, beginning of period ..............................  $  10.00
                                                                     ________

Income from investment operations:
   Net investment income ..........................................      0.10
   Net realized and unrealized gain (loss) on investments .........     (0.37)
                                                                     ________

     Total from investment operations .............................     (0.27)
                                                                     ________

Distributions:
   Dividends from net investment income ...........................     (0.03)
   Distributions from net realized gains ..........................         -
                                                                     ________

     Total distributions ..........................................     (0.03)
                                                                     ________

   Redemption fees ................................................      0.00(b)
                                                                     ________

Net asset value, end of period ....................................  $   9.70
                                                                     ========

Total return(c) ...................................................   (2.69)%
                                                                     ========

Ratios/Supplemental Data:
Net assets, end of period (in 000s) ...............................  $ 70,386
Ratio of operating expenses to average net assets .................     1.37%(d)
Ratio of operating expenses to average net assets excluding
     waivers and/or reimbursement of expenses .....................     1.86%(d)
Ratio of net investment income to average net assets ..............     2.38%(d)
Portfolio turnover rate ...........................................        2%

____________________

(a) The Tweedy, Browne Worldwide High Dividend Yield Value Fund commenced operations on September 5, 2007.
(b)  Amount represents less than $0.01 per share.
(c)  Total return represents aggregate total return for the period indicated.
(d)  Annualized.



________________________________________________________________________________

PRIVACY INFORMATION

     As required by the Securities and Exchange Commission and the Federal Trade Commission, the Privacy Policy below explains our handling of the information that we have in our records that is personal and private to you. It reiterates our commitment to keeping that information private.

Information We Collect

     In the course of doing business with you, we collect nonpublic information about you from the following sources:

     o Information we receive from you on applications or other forms, such as your social security number, personal financial information, occupation, and birth date;
     o Information about your transactions with us, our affiliates, or others such as payment history, account balance, assets, and past transactions; and
     o Information we collect from you through your account inquiries by mail, e-mail, or telephone.

Disclosure of Information to Nonaffiliated Third Parties

     We do not disclose any nonpublic personal information about our customers or former customers to any nonaffiliated third parties, except with prior consent or as permitted by law. Disclosures permitted by law include information to our service providers, such as transfer agents, custodians, shareholder communications firms, technology consultants and clearing firms. As a rule, we only provide this information to those entities whose services are necessary for us to properly fulfill our investment services to you. We only share with these service providers the information they need to provide these services and they are required to use this information only to provide the services.

Disclosure of Information to Affiliates

     Tweedy, Browne Company LLC, its mutual funds and partnerships share information with each other about their customers and former customers and may use this information to market their products and services to you in a manner they are confident does not impinge upon your privacy. In addition, for internal accounting, record keeping, and auditing purposes, we may from time to time share limited information relating to your account with our holding company affiliate, which uses the information solely for the above-mentioned purposes. Neither we nor our holding company affiliate shares any of this information with any other affiliates. In certain states there may be restrictions on our ability to use this information on behalf of our affiliates without first offering customers the ability to opt out of such sharing of information.


________________________________________________________________________________

Security Standards

     We maintain physical, electronic, and procedural safeguards to ensure the integrity and confidentiality of your nonpublic personal information in the manner described above.


________________________________________________________________________________

                               Investment Adviser
                           Tweedy, Browne Company LLC
                                350 Park Avenue
                               New York, NY 10022


                                   The Funds
                            Tweedy, Browne Fund Inc.
                c/o PNC Global Investment Servicing (U.S.) Inc.
                                  P.O. Box 9805
                           Providence, RI 02940-8005
                                 www.tweedy.com


                              FOR MORE INFORMATION

If you want more information about the Funds, the following documents are available upon request:

     o Annual/Semi-annual Reports - Additional information about the Funds' investments is available in their annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.
     o Statement of Additional Information (SAI) - The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.


     You can request free copies of reports and the SAI, request other information and discuss your questions about the Funds by contacting your financial adviser or the Funds at: Tweedy, Browne Fund Inc., c/o PNC Global Investment Servicing (U.S.) Inc., P.O. Box 9805, Providence, RI 02940-8005, or for overnight delivery, c/o PNC Global Investment Servicing (U.S.) Inc., 101 Sabin Street, Pawtucket, RI 02860-1427, or by telephone at 800-432-4789, Press
2. The annual and semi-annual reports and the SAI are available on the Funds' Web site at www.tweedy.com.


     You can visit the EDGAR Database on the SEC's Web site at http://www.sec. gov to view the Prospectus, SAI and other information. You can also view and copy information about the Funds at the SEC's Public Reference Room in Washington, D.C. To find out more about the Public Reference Room, you can call the SEC at 202-551-8090. Also, you can obtain copies of this information after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington D.C. 20549-0102.


________________________________________________________________________________

                            TWEEDY, BROWNE FUND INC.
                       350 Park Avenue New York, NY 10022
                                 1-800-432-4789
                                 www.tweedy.com
________________________________________________________________________________


Investment Company
Act File No. 811 - 7458

                        TWEEDY, BROWNE GLOBAL VALUE FUND

                            TWEEDY, BROWNE VALUE FUND

             TWEEDY, BROWNE WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND

                                each a series of


                            TWEEDY, BROWNE FUND INC.






                       STATEMENT OF ADDITIONAL INFORMATION


                                 August 1, 2008


This Statement of Additional Information is not itself a Prospectus and should be read in conjunction with the Prospectus of Tweedy, Browne Fund Inc. also dated August 1, 2008, as amended from time to time. Copies of the current Prospectus may be obtained without charge by writing to Tweedy, Browne Fund Inc., P.O. Box 9805, Providence, Rhode Island 02940-8005 or by calling 800-432-4789.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ____

Investment Objectives and Policies.......................................     3

Investment Restrictions..................................................    15


Management of the Company and the Funds..................................    16

Investment Advisory and Other Services...................................    18

Control Persons and Principal Holders of Securities......................    21

Dividends, Distributions and Taxes.......................................    27

Brokerage Allocation and Other Practices and Brokerage Commissions.......    31

Disclosure of Portfolio Holdings.........................................    32


Net Asset Value..........................................................    33

Performance Information..................................................    34


Additional Information...................................................    35


Appendix A...............................................................    A-1

Appendix B...............................................................    B-1

                       INVESTMENT OBJECTIVES AND POLICIES


     Tweedy, Browne Fund Inc., a Maryland corporation of which Tweedy, Browne Global Value Fund (the "Global Value Fund"), Tweedy, Browne Value Fund (the "Value Fund") and Tweedy, Browne Worldwide High Dividend Yield Value Fund (the "High Dividend Yield Value Fund") (each, a "Fund" and collectively, the "Funds") are separate series, is referred to herein as the "Company." The Company is a no-load, open-end, management investment company which continuously offers and redeems its shares. The Company is a company of the type commonly known as a mutual fund. The Funds are diversified series of the Company. Tweedy, Browne Company LLC is the investment adviser of each Fund and is referred to herein as "Tweedy, Browne" or the "Adviser."


     The Funds' objectives and policies, except as otherwise stated, are not fundamental and may be changed without shareholder votes. The Global Value Fund seeks long-term growth of capital by investing throughout the world in a diversified portfolio consisting primarily of marketable equity securities that the Adviser believes are undervalued. The Value Fund seeks long-term growth of capital by investing in U.S. and foreign securities that the Adviser believes are undervalued. The High Dividend Yield Value Fund seeks long-term growth of capital and, to a lesser extent, dividend income by investing in U.S. and foreign securities that the Adviser believes to have above-average dividend yields and that are reasonably valued. Each Fund is permitted to invest in debt securities. There can be no assurance that the Funds will achieve their respective objectives.


     Generally, the Global Value and Value Funds also seek to hedge back to the U.S. dollar their effective foreign currency exposure, based on the Adviser's judgment of such exposure after taking into account various factors, such as the source of the portfolio companies' earnings and the currencies in which their securities trade. In contrast, the High Dividend Yield Value Fund generally does not hedge its foreign currency exposure in order to provide investors interested in its approach a vehicle that has a non-U.S. currency exposure, and more importantly because a substantial portion of the Fund's holdings will be in U.S.-domiciled companies and non-U.S. multi-national companies that have meaningful exposure to the U.S. dollar.


Risks of the Funds


Global Value Fund. The Global Value Fund is intended to provide individual and institutional investors with an opportunity to invest a portion of their assets in a globally-oriented portfolio, according to the Fund's objective and policies, and is designed for long-term investors who can accept international equity investment risk. Investment in shares of the Global Value Fund is not intended to provide a complete investment program for an investor. The Global Value Fund expects to invest primarily in foreign securities although investments in U.S. securities are permitted and will be made when opportunities in U.S. markets appear attractive. The Global Value Fund may also invest in debt instruments, although income is an incidental consideration. Tweedy, Browne believes that allocation of assets on a global basis decreases the degree to which events in any one country, including the United States, will affect an investor's entire investment holdings. As with any long-term investment, the value of the Global Value Fund's shares when sold may be higher or lower than when purchased.


Value Fund. The Value Fund is intended to provide individual and institutional investors with an opportunity to invest a portion of their assets in a domestic and foreign equity portfolio, according to the Fund's objective and policies, and is designed for long-term investors who can accept domestic and foreign equity investment risk. The Value Fund will invest its assets primarily in U.S. and foreign equity securities that the Adviser believes are undervalued. For the time being and subject to change at any time, the Value Fund anticipates that it will invest no less than approximately 50% of its net assets in securities of U.S. issuers. A U.S. issuer may include any company that is organized under the laws of the U.S. or its possessions or a majority of whose assets or revenues are, in the good faith judgment of Fund management, attributable to operations within the U.S. The Fund may also invest in debt instruments, although income is an incidental consideration. Tweedy, Browne believes that a value-oriented investment strategy offers investors the opportunity for profitable investment in undervalued domestic and foreign equity securities whose prices may be below intrinsic worth, private market value or previously high stock prices. As with any long-term investment, the value of the Value Fund's shares when sold may be higher or lower than when purchased.

High Dividend Yield Value Fund. The High Dividend Yield Value Fund is intended to provide individual and institutional investors with an opportunity to invest a portion of their assets in a domestic and foreign equity portfolio that has an above-average dividend yield, in accordance with the Fund's objective and policies, and is designed for long-term investors who can accept domestic and foreign equity investment risk. The High Dividend Yield Value Fund will invest its assets primarily in U.S. and foreign equity securities that have above-average dividend yields and that the Adviser believes are reasonably valued. Under normal market conditions, the High Dividend Yield Value Fund invests at least 40% of its assets in at least three countries in addition to the U.S. The Fund may also invest in debt investments, although interest income is an incidental consideration. As with any long-term investment, the value of the High Dividend Yield Value Fund's shares when sold may be higher or lower than when purchased.


     Investors should recognize that investing in foreign securities involves certain special risks, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect each Fund's performance. As many foreign companies are not subject to uniform standards, practices and requirements with respect to accounting, auditing and financial reporting to the same degree as are domestic companies, there may be less or less helpful publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of comparably sized domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and volatility of price is often greater than in the U.S. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the portfolio security. Fixed commissions on some foreign securities exchanges and bid-to-asked spreads in some foreign bond markets are higher than negotiated commissions on U.S. exchanges and bid-to-asked spreads in the U.S. bond market. Further, a Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts.

     In some foreign countries, there may be generally less government supervision and regulation of business and industry practices, securities exchanges, securities traders, brokers and listed companies than in the U.S. It may be more difficult for the Funds' agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions. In addition, with respect to certain foreign countries, there is the possibility of seizure or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Moreover, at any particular time, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Adviser seeks to mitigate the risks associated with the foregoing risks through continuous professional management.

     These risks generally are more of a concern in developing countries, inasmuch as their economic systems are generally smaller and less diverse and mature and their political systems less stable than those in developed countries. The Funds seek to mitigate the issues associated with these risks through diversification and active professional management. Depository receipts are utilized to make investing in a particular foreign security more convenient for U.S. investors. Depository receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

     Investments in foreign securities usually will involve currencies of foreign countries. Because of the risks discussed above, the value of the assets of each Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will engage in currency conversions when it shifts holdings from one country to another. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or futures contracts (or options thereon) to purchase or sell foreign currencies. The Funds may, for hedging purposes, purchase foreign currencies in the form of bank deposits.

     Because the Funds may be invested in both U.S. and foreign securities markets, changes in each Fund's share price may have a low correlation with movements in the U.S. markets. Each Fund's share price will tend to reflect the movements of both the different stock and bond markets in which it is invested and, to the extent it is unhedged, of the currencies in which the unhedged investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's investment performance. Foreign securities such as those purchased by the Funds may be subject to foreign government taxes which could reduce the yield on such securities, although a shareholder of a Fund may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund (see "Dividends, Distributions and Taxes"). U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. The Funds invest for the most part in developed countries, with only minor exposure to emerging markets, around the world in an attempt to take advantage of appropriate opportunities wherever they may arise.

     Investments in a fund which purchases value-oriented stocks as its guiding principle involve special risks. The Funds offer investors the opportunity to invest in a diversified portfolio of undervalued securities whose market prices may be well below the stocks' intrinsic values at time of purchase.

     The Funds cannot guarantee a gain or eliminate the risk of loss. There is no assurance that a Fund's objectives will be achieved. Investment in shares of a Fund is not intended to provide a complete investment program for an investor.

Investments and Investment Techniques

Depository Receipts. The Funds may purchase American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") (collectively, "Depository Receipts"). ADRs are typically issued by a U.S. bank or trust company to evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depository Receipts in registered form are designed for use in the U.S. securities market and Depository Receipts in bearer form are designed for use in securities markets outside the U.S. Depository Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depository Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depository Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depository Receipts. Depository Receipts also involve the risks of other investments in foreign securities, as discussed below. For purposes of the Funds' investment policies, the Funds' investments in Depository Receipts will be deemed to be investments in the underlying securities.

Repurchase Agreements. The Funds may enter into repurchase agreements with member banks of the Federal Reserve System, any foreign bank or with any domestic or foreign broker/dealer which is recognized as a reporting government securities dealer, if the creditworthiness of the bank or broker/dealer has been determined by the Adviser to be at least as high as that of other obligations the Funds may purchase.

     A repurchase agreement provides a means for each Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., one of the Funds) acquires a debt security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price (plus any interest accrued if interest will be paid in cash) on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be physically held by the Fund's custodian or in the Federal Reserve Book Entry system. In order to obtain the most favorable pricing, the Fund may enter into triparty agreements among the Fund, its custodian and the repurchase agreement counterparty, usually an investment bank.

     For federal income tax purposes, a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligation subject to the repurchase agreement. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

Illiquid Securities. Each Fund may invest a portion of its assets in illiquid securities. Disposition of illiquid securities often takes more time than for more liquid securities, may result in higher selling expenses and may not be able to be made at desirable prices or at the prices at which such securities have been valued by the Fund. No more than 15% of a Fund's assets will be invested in illiquid securities.

Fixed Income Obligations. Each Fund may also invest without limitation in fixed income obligations including cash equivalents (such as bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements) for temporary defensive purposes when the Adviser believes market conditions so warrant and for liquidity.

Debt Securities. The Funds may also invest in non-convertible debt instruments of governments, government agencies, supranational agencies and companies when the Adviser believes the potential for appreciation will equal or exceed the total return available from investments in equity securities. These debt instruments will be predominantly investment-grade securities, that is, those rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A or BBB by Standard & Poor's Ratings Services, a division of McGraw-Hill Companies, Inc. ("S&P") or those of equivalent quality as determined by the Adviser. Each Fund may not invest more than 15% of its total assets in debt securities rated below Baa by Moody's, or below BBB by S&P or deemed by the Adviser to be of comparable quality. Securities rated below BBB or Baa are typically referred to as "junk bonds" and have speculative characteristics.

High Yield, High Risk Securities. Each Fund may also invest up to 15% of its net assets in securities rated lower than the foregoing and in non-rated securities of equivalent credit quality in the Adviser's judgment. The Funds may invest in debt securities which are rated as low as C by Moody's or D by S&P. Securities rated D may be in default with respect to payment of principal or interest. Below investment-grade securities (those rated Ba and lower by Moody's and BB and lower by S&P) or non-rated securities of equivalent credit quality carry a high degree of risk (including a greater possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price, and may be less liquid, than securities in the higher rating categories and are considered speculative. The lower the ratings of such debt securities, the greater their risks render them like equity securities. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

     The prices of high yield, high risk securities are likely to be more sensitive to interest rate changes than higher-rated investments and more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield, high risk security owned by one of the Funds defaults, the Fund may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield, high risk securities and the Fund's net asset value. Yields on high yield, high risk securities will fluctuate over time. Furthermore, in the case of high yield, high risk securities structured as zero coupon or pay-in-kind securities, their market prices are likely to be affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.

     The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of the Funds to value accurately high yield securities in the Funds' portfolios and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because less reliable and objective data is available.

     It is the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. If the rating of a portfolio security is downgraded by one or more credit rating agencies, the Adviser will determine whether it is in the best interest of a Fund to retain or dispose of such security.


Zero Coupon and Structured Securities. The Funds may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity, although they currently have no intention to invest in such securities. When held from issuance to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current cash distributions of interest. Structured securities, particularly mortgage-backed securities, are usually subject to some degree of prepayment risk which can vary significantly with various economic and market factors. Depending on the nature of the structured security purchased, a change in the rate of prepayments can have the affect of enhancing or reducing the yields to a Fund from such investment and expose the Fund to the risk that any reinvestment will be at a lower yield.


Convertible Securities. The Funds may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into or exchangeable for another security, usually common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

     The convertible securities in which the Funds may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so usually do not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although usually not as much as the underlying common stock.

     As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

     Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

Other Rights to Acquire Securities. The Funds may also invest in other rights to acquire securities, such as options and warrants. These securities represent the right to acquire a fixed or variable amount of a particular issue of securities at a fixed or formula price either during specified periods or only immediately prior to termination. These securities are generally exercisable at premiums above the value of the underlying security at the time the right is issued. These rights are more volatile than the underlying stock and will result in a total loss of a Fund's investment if they expire without being exercised because the value of the underlying security does not exceed the exercise price of the right.

Derivatives, Currency and Related Transactions. The Funds may, but are not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

     In the course of pursuing these investment strategies, the Funds may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all of the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund's assets will be committed to initial margin on instruments regulated by the Commodity Futures Trading Commission ("CFTC") in Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. A Fund's ability to benefit from these Strategic Transactions will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Purchase of put and call options may result in losses to a Fund or limit the amount of appreciation a Fund can realize on its investments. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of a hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Fund's assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the issuer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the issuer the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Funds are authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below regarding exchange listed options uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

     Each Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund may lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Funds will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO").

     If a Fund sells (i.e., issues) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio, or will increase the Fund's income. The sale of put options can also provide income.

     All calls sold by the Funds must be "covered" (i.e., the Fund must own the securities or futures contract subject to the calls) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by one of the Funds exposes that Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

General Characteristics of Futures. The Funds may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

     The Funds' use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the purchaser. If one of the Funds exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

     None of the Funds will enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of that Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. The Funds also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives they would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. The Funds may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Funds may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

     The Funds' dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

     The Funds generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

     The Funds may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Funds have or in which the Funds expect to have portfolio exposure.

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Adviser considers that the Hong Kong dollar is linked to the euro, and a Fund holds securities denominated in Hong Kong dollars and the Adviser believes that the value of such dollars will decline against the U.S. dollar, the Adviser may cause the Fund to enter into a contract to sell euros and buy U.S. dollars.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time when a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Short Sales. Each Fund may make short sales of securities traded on domestic or foreign exchanges. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. A Fund may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

     When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

     A Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other high grade liquid securities. The Fund will also be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

     If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Combined Transactions. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of that Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Funds may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date. Each Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     The Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Funds believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments. The Funds may make investments in instruments that are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Funds might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are often linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S.; (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S.; and (iv) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Funds segregate liquid assets with its custodian to the extent the Funds' obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. Liquid assets include equity and debt securities so long as they are readily marketable. The Adviser, subject to oversight by the Board of Directors, is responsible for determining and monitoring the liquidity of securities in segregated accounts on a daily basis. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated account may consist of notations on the books of the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires the Fund to segregate liquid assets equal to the exercise price.

     A forward currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or securities denominated in that currency equal to the Fund's obligations or to segregate liquid assets equal to the amount of the Fund's obligations unless the contract is entered into to facilitate the purchase or sale of a security denominated in a particular currency or for hedging currency risks of one or more of a Fund's portfolio investments.

     OTC options entered into by the Funds, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed options, will generally provide for cash settlement. As a result, when one of the Funds sells these instruments, the Fund will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Funds other than those above generally settle with physical delivery, and the seller will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

     With respect to swaps, the Funds will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors, and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. In the case of portfolio securities which are loaned, collateral values of the loaned securities will be continuously maintained at not less than 100% by "marking to market" daily. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

     The Funds' activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company (see "Dividends, Distributions and Taxes").

Borrowing. The Funds each may borrow up to one-third of its total assets from banks for use in connection with Strategic Transactions, as a temporary measure for extraordinary or emergency purposes, in connection with clearance of transactions or to pay for redemptions. Except when borrowing in connection with Strategic Transactions, a Fund will not purchase any security when any borrowings are outstanding. The Funds' borrowings in connection with Strategic Transactions will be limited to the purchase of liquid high grade securities to post as collateral or satisfy segregation requirements with respect to such transactions. The Funds do not enter into any of such borrowings for the purpose of earning incremental returns in excess of borrowing costs from investments made with such funds.

Loans of Portfolio Securities and Related Risks. The Funds each may lend portfolio securities to broker-dealers and financial institutions provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) a Fund may call the loan at any time and receive the securities loaned; (3) a Fund will receive all or a portion of the interest or dividends paid on the loaned securities or a negotiated payment; and (4) the aggregate market value of securities loaned by a Fund will not at any time exceed 25% of the total assets of such Fund.

     Collateral will consist of U.S. government securities, cash equivalents, or irrevocable letters of credit. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral. Therefore, a Fund will only enter into portfolio loans after a review by the Adviser, under the supervision of the Board of Directors, including a review of the creditworthiness of the borrower. Such reviews will be monitored on an ongoing basis.

                             INVESTMENT RESTRICTIONS

     The policies set forth below are fundamental policies of each Fund and may not be changed with respect to a Fund without approval of a majority of the outstanding voting securities of that Fund. As used in this Statement of Additional Information a "majority of the outstanding voting securities of a Fund" means the lesser of (1) 67% or more of the voting securities of such Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

     As a matter of fundamental policy, none of the Funds may:

     1. borrow money, except to obtain liquid securities for use in connection with Strategic Transactions conducted by the Funds in connection with its portfolio activities or as a temporary measure for extraordinary or emergency purposes, in connection with the clearance of transactions or to pay for redemptions, in each case subject to applicable U.S. government limitations;

     2. purchase or sell real estate (other than securities representing interests in real estate or fixed income obligations directly or indirectly secured by real estate and other than real estate acquired upon exercise of rights under such securities) or purchase or sell physical commodities or contracts relating to physical commodities (other than currencies and specie to the extent they may be considered physical commodities) or oil, gas or mineral leases or exploration programs;

     3. act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund;

     4. make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent the entry into repurchase agreements and the purchase of debt obligations may be deemed to be loans;

     5. issue senior securities, except as appropriate to evidence borrowings of money, and except that Strategic Transactions conducted by the Fund in connection with its portfolio activities are not considered to involve the issuance of senior securities for purposes of this restriction;

     6. purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the same industry; or

     7. with respect to 75% of its total assets taken at market value, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except in each case securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and securities of other investment companies.

     In addition, the Board of Directors has adopted the following policy (among others) which may be changed without a shareholder vote: none of the Funds may invest more than 15% of its net assets in securities which are not readily marketable. These include securities subject to contractual or legal resale restrictions in their primary trading market (such as OTC options, including floors, caps, collars and swaps, securities of private companies and longer-term repurchase agreements).

     If a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Funds' assets will not be considered a violation of the restriction.

Share Certificates

     Due to the desire of the Funds to keep purchase and redemption of shares simple, generally, certificates will not be issued to indicate ownership in the Funds.

                     MANAGEMENT OF THE COMPANY AND THE FUNDS

Information about Directors and Officers

Information pertaining to the Directors and officers of the Company is set forth below. The Board of Directors oversees the Company's business and investment activities and is responsible for protecting the interests of the Funds' shareholders. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

____________________________________________________________________________________________________________________________________

                                                       DISINTERESTED DIRECTORS
____________________________________________________________________________________________________________________________________

  Name, Address, Age          Term of Office(1)       Principal Occupation(s) During Past        Number of             Other
 and Position(s) with           and Length of                       5 Years                    Portfolios in       Trusteeships/
       Company                   Time Served                                                        Fund         Directorships Held
                                                                                                  Complex           by Director
                                                                                                Overseen by
                                                                                                  Director
____________________________________________________________________________________________________________________________________


Paul F. Balser                     7 years        Partner, Ironwood Manufacturing                    3          Director, Janus
Ironwood Partners LLC                             Fund, LP (private equity                                      Capital Group Inc.
420 Lexington Avenue                              investments), since 2003; Partner,                            (asset management)
New York, NY 10170                                Ironwood Management Fund (private
Birthdate:  2/12/1942                             equity investments) since 2007;
Director                                          Partner, Ironwood Partners LLC
                                                  (private equity investments), since
                                                  December 2001; Partner, Generation
                                                  Partners (private equity
                                                  investments) from August 1995 to
                                                  September 30, 2004.
____________________________________________________________________________________________________________________________________

Bruce A. Beal(2)                   15 years       Partner and Chairman, The Beal                     3                  None
The Beal Companies                                Companies (real estate development
177 Milk Street                                   and investment companies);
Boston, MA 02109                                  Real estate consultant.
Birthdate: 6/28/1936
Director
____________________________________________________________________________________________________________________________________

John C. Hover II                   5 years        Former Executive Vice President,                   3                Director,
72 North Main Street                              United States Trust Company of New                              Excelsior Venture
New Hope, PA 18938                                York (Retired since 2001).                                     Partners III, LLC;
Birthdate: 5/13/1943                                                                                                  Director,
Director                                                                                                          Excelsior Venture
                                                                                                                 Investors III, LLC
____________________________________________________________________________________________________________________________________

Richard B. Salomon                 13 years       Partner, Wolf Block LLP (law firm)                 3                  None
Wolf Block LLP                                    since April 2005. Previously
250 Park Avenue                                   Partner, Salans (law firm) since
New York, NY 10177                                prior to 2000.
Birthdate: 12/19/1947
Director

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________


                                                       INTERESTED DIRECTOR(3)

____________________________________________________________________________________________________________________________________

  Name, Address, Age          Term of Office(1)       Principal Occupation(s) During Past        Number of             Other
 and Position(s) with           and Length of                       5 Years                    Portfolios in       Trusteeships/
       Company                   Time Served                                                        Fund        Directorships Held
                                                                                                  Complex           by Director
                                                                                                Overseen by
                                                                                                  Director
____________________________________________________________________________________________________________________________________


Christopher H. Browne(4)            15 years      Managing Director, Tweedy, Browne                    3
Tweedy, Browne                                    Company LLC
    Fund Inc.
350 Park Avenue
New York, NY 10022
Birthdate: 12/19/1946
Chairman
____________________________________________________________________________________________________________________________________

Thomas H. Shrager               Since April 2008  Managing Director, Tweedy, Browne                    3                N/A
Tweedy, Browne                                    Company LLC
    Fund Inc.
350 Park Avenue
New York, NY 10022
Birthdate: 5/7/1957
Director

____________________________________________________________________________________________________________________________________

                                            OFFICERS WHO ARE NOT DIRECTORS
____________________________________________________________________________________________________________________________________


William H. Browne(4)            Since April 2007  Managing Director, Tweedy, Browne                   N/A                N/A
Tweedy, Browne                                    Company LLC. Vice President,
    Fund Inc.                                     Tweedy, Browne Fund Inc.
350 Park Avenue                                   William H. Browne serves as Chairman
New York, NY 10022                                of the Board of Directors of funds
Birthdate: 9/19/1944                              managed by the Funds' investment
President                                         adviser that are part of an offshore
                                                  fund European jurisdiction.
____________________________________________________________________________________________________________________________________

Patricia A. Rogers                   4 years      Chief Compliance Officer of the                     N/A                N/A
Tweedy, Browne                                    Funds since June 2004; Associate
    Fund Inc.                                     General Counsel, Tweedy, Browne
350 Park Avenue                                   Company LLC.
New York, NY 10022
Birthdate: 7/18/1966
Chief Compliance Officer
____________________________________________________________________________________________________________________________________

M. Gervase Rosenberger              15 years      Executive Vice President, Tweedy,                   N/A                N/A
Tweedy, Browne                                    Browne Company LLC since 2001;
    Fund Inc.                                     General Counsel and Chief Compliance
350 Park Avenue                                   Officer, Tweedy, Browne Company LLC
New York, NY 10022                                until 2001.
Birthdate: 3/21/1951
Chief Operating
    Officer, Vice
    President and
    Secretary



____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

  Name, Address, Age          Term of Office(1)       Principal Occupation(s) During Past        Number of             Other
 and Position(s) with           and Length of                       5 Years                    Portfolios in       Trusteeships/
       Company                   Time Served                                                        Fund        Directorships Held
                                                                                                  Complex           by Director
                                                                                                Overseen by
                                                                                                  Director
____________________________________________________________________________________________________________________________________

John D. Spears                      15 years      Managing Director, Tweedy, Browne                   N/A                N/A
Tweedy, Browne                                    Company LLC.
    Fund Inc.
350 Park Avenue
New York, NY 10022
Birthdate: 9/7/1948
Vice President
____________________________________________________________________________________________________________________________________

Robert Q. Wyckoff, Jr.               6 years      Managing Director, Tweedy, Browne                   N/A                N/A
Tweedy, Browne                                    Company LLC.
    Fund Inc.
350 Park Avenue
New York, NY 10022
Birthdate: 11/26/1952
Treasurer
____________________________________________________________________________________________________________________________________



(1) Directors and officers serve for an indefinite term until the earliest of the election and qualification of their successors or their: (i) removal, (ii) resignation or (iii) death.


(2) As of March 31, 2008, Mr. Beal and members of his immediate family owned a beneficial interest in Tweedy, Browne Global High
    Dividend Partners LLC, a private investment Fund managed by the Adviser. The interest constituted approximately 6.78% of net asset value of such Fund and had a value of approximately $3.018 million.

(3) "Interested person" of the Company as defined in the 1940 Act. Messrs. Christopher H. Browne and Thomas H. Shrager are each an
    "interested person" because of their affiliation with Tweedy, Browne Company LLC, which acts as the Company's investment adviser and distributor.

(4) Mr. Christopher H. Browne and Mr. William H. Browne are brothers.


                     INVESTMENT ADVISORY AND OTHER SERVICES

Structure of the Funds

     Each Fund is a diversified series of Tweedy, Browne Fund Inc., a Maryland corporation organized on January 28, 1993. Tweedy, Browne Fund Inc. is an open-end management investment company.

     The authorized capital stock of the Company consists of 1.4 billion shares with $0.0001 par value, 600 million shares of which are allocated to the Global Value Fund, 400 million shares of which are allocated to the Value Fund and 400 million shares of which are allocated to the High Dividend Yield Value Fund. Each share of a series has equal rights with each other share of that series as to voting for Directors, redemption, dividends and liquidation. Shareholders have one vote for each share held on matters on which they are entitled to vote. The Company is not required to and has no current intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing Directors, or changing fundamental investment policies. Shareholders will be assisted in communicating with other shareholders in connection with any effort to remove a Director.

     The Directors have the authority to issue additional series of shares and to designate the relative rights and preferences as between the different series. All shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at net asset value at the option of the shareholder. Shares have no preemptive or conversion rights.

     The shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Directors will not be able to elect any person or persons to the Board of Directors.

     Maryland corporate law provides that a Director of the Company will not be liable for actions taken in good faith, in a manner he or she reasonably believes to be in the best interests of the Company and with the care that an ordinarily prudent person in a like position would use under similar circumstances. In so acting, a Director will be fully protected in relying in good faith upon the records, opinions or reports made to the Company by persons reasonably believed by the Director to be qualified to provide such information, opinions or reports. The By-Laws provide that the Company will indemnify Directors and officers of the Company against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their positions with the Company, to the fullest extent permitted by Maryland corporate law, as amended from time to time. However, nothing in the Articles of Incorporation or the By-Laws protects or indemnifies a Director or officer against any liability or expense to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.


     The Board of Directors has established an Audit Committee consisting of four members, including a Chairman of the Audit Committee. The Audit Committee members are Messrs. Salomon (Chairman), Balser, Beal, and Hover, each a "non-interested person" of the Company (the "Independent Directors"). The Board of Directors has determined that Paul Balser is an Audit Committee Financial Expert. The functions performed by the Audit Committee are to oversee the integrity of the Company's accounting policies, financial reporting process and system of internal controls regarding finance and accounting policies. The Audit Committee held two meetings during the fiscal year ended March 31, 2008.

     Set forth in the table below is the dollar range of equity securities held in the Funds and the aggregate dollar range of securities in the Company's fund complex beneficially owned by each Director as of December 31, 2007.


____________________________________________________________________________________________________________________

 Name of Directors         Dollar Range of Equity Securities in the Funds     Aggregate Dollar Range of Equity
                                                                                Securities in All Registered
                                                                              Investment Companies Overseen by
                                                                              Directors in Family of Investment
                                                                                          Companies
____________________________________________________________________________________________________________________


Christopher H. Browne      Value Fund - over $100,000                                      over $100,000
Chairman of the Board      Global Value Fund - over $100,000
                           High Dividend Yield Value Fund - over $100,000

____________________________________________________________________________________________________________________

Paul F. Balser             Value Fund - None                                               over $100,000
                           Global Value Fund - over $100,000
                           High Dividend Yield Value Fund - None
____________________________________________________________________________________________________________________


Bruce A. Beal              Value Fund - over $100,000                                      over $100,000
                           Global Value Fund - over $100,000
                           High Dividend Yield Value Fund - over $100,000
____________________________________________________________________________________________________________________

John C. Hover II           Value Fund - None                                               over $100,000
                           Global Value Fund - over $100,000
                           High Dividend Yield Value Fund - over $100,000
____________________________________________________________________________________________________________________

Richard B. Salomon         Value Fund - None                                               over $100,000
                           Global Value Fund - over $100,000
                           High Dividend Yield Value Fund - $50,001-$100,000
____________________________________________________________________________________________________________________

Thomas H. Shrager          Value Fund - None                                               over $100,000
                           Global Value Fund - over $100,000
                           High Dividend Yield Value Fund - $50,001-$100,000

____________________________________________________________________________________________________________________


The Directors who are not affiliated with the Adviser each receive from the Company an annual fee of $75,000 paid in quarterly installments of $18,750 plus reimbursement for out-of-pocket expenses incurred for their services as Directors.

No officer or employee of the Adviser or any affiliate thereof receives any compensation from the Company for serving as a Director or officer of the Company.

     The table below shows the total fees that were paid to each of the Independent Directors during the fiscal year ended March 31, 2008. No executive officer or person affiliated with the Funds received compensation from the Funds. No Director receives pension or retirement benefits from the Funds.


                     Aggregate         Pension or Retirement    Estimated Annual
                    Compensation        Benefits Accrued (as        Benefits           Total Compensation from
Independent      Received From the     part of Fund expenses)    Upon Retirement        Fund and Fund Complex
 Directors            Company
__________________________________________________________________________________________________________________________


Paul F. Balser   $75,000                                                               Value Fund: $11,250
                                                None                   None            Global Fund: $60,000
                                                                                       High Dividend Yield Value
                                                                                       Fund: $3,750

                                                                                       Total Compensation: $75,000
__________________________________________________________________________________________________________________________

Bruce A. Beal    $75,000                                                               Value Fund: $11,250
                                                None                   None            Global Fund: $60,000
                                                                                       High Dividend Yield Value
                                                                                       Fund: $3,750

                                                                                       Total Compensation: $75,000
__________________________________________________________________________________________________________________________

John C. Hover II $75,000                                                               Value Fund: $11,250
                                                None                   None            Global Fund: $60,000
                                                                                       High Dividend Yield Value
                                                                                       Fund: $3,750

                                                                                       Total Compensation: $75,000
__________________________________________________________________________________________________________________________

Richard B.       $75,000                                                               Value Fund: $11,250
Salomon                                         None                   None            Global Fund: $60,000
                                                                                       High Dividend Yield Value
                                                                                       Fund: $3,750

                                                                                       Total Compensation: $75,000

__________________________________________________________________________________________________________________________

Code of Ethics

     The Company and Tweedy, Browne as investment adviser and principal underwriter have adopted a Code of Ethics (the "Code of Ethics") under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its provisions, to invest in securities, including securities that may be purchased or held by the Company.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     As of July 1, 2008, the following entities/individuals owned of record or beneficially 5% or more of the outstanding shares of each Fund:



                                                                                       Percent of
                                                                                      Total Shares
          Fund Name                         Name and Address                           Outstanding
          _________                         ________________                           ___________


Tweedy, Browne Global Value Fund            Charles Schwab & Co Inc                       29.72%
                                            101 Montgomery Street
                                            San Francisco, CA 94104-4122

Tweedy, Browne Global Value Fund            National Financial Services Corp              15.22%
                                            PO Box 3908
                                            New York, NY 10008

Tweedy, Browne Value Fund                   Charles Schwab & Co Inc                       18.01%
                                            101 Montgomery Street
                                            San Francisco, CA 94104-4122

Tweedy, Browne Value Fund                   National Financial Services Corp               7.50%
                                            PO Box 3908
                                            New York, NY 10008

Tweedy, Browne Worldwide High Dividend      Charles Schwab & Co Inc                       44.80%
Yield Value Fund                            101 Montgomery Street
                                            San Francisco, CA 94104-4122

Tweedy, Browne Worldwide High Dividend      National Financial Services Corp               8.85%
Yield Value Fund                            PO Box 3908
                                            New York, NY 10008



     The Company believes that such ownership is of record only and is not aware that any person owns beneficially 5% or more of the shares of the Global Fund, Value Fund or High Dividend Yield Value Fund.



     As of July 1, 2008 the Directors and officers of the Company as a group owned less than 1% of the outstanding shares of the Global Fund, 5.22% of the outstanding shares of the Value Fund and 8.07% of the outstanding shares of the High Dividend Yield Value Fund.


Investment Adviser


     Tweedy, Browne acts as investment adviser to each of the Funds. The Adviser is registered with the Securities and Exchange Commission (the "SEC") as an investment adviser and as a broker/dealer and is a member of the FINRA.



     Tweedy, Browne was founded in 1920 and began managing money for the account of persons other than its principals and their families in 1968. Tweedy, Browne began investing in foreign securities in 1983. Tweedy, Browne is owned by its Managing Directors, Christopher H. Browne, William H. Browne, John D. Spears, Thomas H. Shrager and Robert Q. Wyckoff, Jr., and a wholly-owned subsidiary of Affiliated Managers Group, Inc. ("AMG"), which owns a majority interest in Tweedy, Browne. Messrs. Browne are brothers. AMG is a publicly traded company that acquires ownership interests in investment management firms. The Management Committee, which consists of all of the firm's Managing Directors, Christopher Browne, William Browne, John Spears, Thomas Shrager and Robert Wyckoff, has overall responsibility for the conduct of the firm's affairs. The foregoing individuals also comprise the Investment Committee and make investment management decisions on behalf of the

Funds. Neither AMG nor its subsidiary manages the day-to-day operations of, nor participates in, the investment process at Tweedy, Browne.

     The Adviser renders services to the Funds pursuant to separate Investment Advisory Agreements (the "Agreements") dated as of May 29, 1998 in the case of the Global Fund and the Value Fund and April 20, 2007 in the case of the High Dividend Yield Value Fund. Each Agreement remains in effect from year to year upon the annual approval by the vote of a majority of those Directors who are not parties to such Agreement or interested persons of the Adviser or the Company, cast in person at a meeting called for the purpose of voting on such approval, and by vote of either the Company's Directors or the outstanding voting securities of the Fund. The Agreements for the Funds were most recently approved by the Directors, including a majority of the Directors who are not parties to such Agreements or interested persons of the Adviser or the Company, on May 21, 2008. Each Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice, and automatically terminates in the event of its assignment.



     Under each Agreement, the Adviser regularly provides the Funds with continuing investment management for the Funds' portfolios consistent with the Funds' investment objectives, policies and restrictions and determines what securities shall be purchased for the portfolios of the Funds, what portfolio securities shall be held or sold by the Funds, and what portion of the Funds' assets shall be held uninvested, subject always to the provisions of the Company's Articles of Incorporation and By-Laws, the 1940 Act and the Code and to the Funds' investment objectives, policies and restrictions, and subject, further, to such policies and instructions as the Directors of the Company may from time to time establish.


     Under the Agreements, the Adviser also renders significant administrative services (not otherwise provided by third parties) necessary for the Funds' operations as open-end investment companies including, but not limited to: preparing reports and notices to the Directors and shareholders, supervising, and negotiating contractual arrangements with, and monitoring various third-party service providers to the Funds (such as the Funds' transfer agent, pricing agents, custodians, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Funds' federal, state and local tax returns; assisting in preparing and filing the Funds' federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Funds under applicable federal and state securities laws; maintaining the Funds' books and records; assisting in establishing accounting policies of the Funds; assisting in the resolution of accounting and legal issues; establishing and monitoring the Funds' operating budgets; processing the payment of the Funds' bills; assisting the Funds in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Directors.


     Subject to the ability of the Adviser upon approval of the Board to obtain reimbursement for the administrative time spent on the Funds' operations (other than investment advisory matters) by employees of the Adviser, the Adviser pays the compensation of all Directors, officers and employees of the Company affiliated with the Adviser and makes available, without expense to the Funds, the services of such Directors, officers and employees as may duly be elected officers, subject to their individual consent to serve and to any limitations imposed by law, and provides the Funds' office space and facilities.



     For the Adviser's investment advisory services to each Fund, the Adviser is entitled to receive an annual fee equal to 1.25% of that Fund's average daily net assets. In accordance with each Fund's Agreement, the fee is payable monthly in arrears, provided that each Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of such Fund and unpaid. The Adviser has formally requested and is receiving interim payments of the advisory fee from each Fund.



     In addition, with respect to the High Dividend Yield Value Fund, the Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Fund to the extent necessary to maintain total annual fund operating expenses (including brokerage, interest, taxes and extraordinary expenses) at no more than 1.37%. This arrangement will continue at least through March 31, 2009. In this connection, the High Dividend Yield Value Fund has agreed during the two-year period following any waiver or reimbursement by the Adviser to repay such amount to the extent that after giving effect to such repayment such adjusted total annual fund operating expenses would not exceed 1.37% on an annualized basis.

     Under the Agreements, each Fund is responsible for all of its other expenses including organization expenses; fees and expenses incurred in connection with membership in investment company organizations; broker's commissions; legal, auditing and accounting expenses; taxes and governmental fees; net asset valuation; the fees and expenses of the transfer agent; the costs of preparing share certificates or other expenses, including clerical expenses, of issue, redemption or repurchase of shares of capital stock; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of the Directors, officers and employees who are not affiliated with the Adviser and, to the extent described above, employees of the Adviser; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Company may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Funds. Each Fund is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify the Adviser and its Directors and officers with respect thereto.

     Each Agreement also provides that the applicable Fund and the Company may use any name utilizing or derived from the name "Tweedy, Browne" only as long as the Agreement or any extension, renewal or amendment thereof remains in effect.


     Each Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Agreement and indemnifies the Adviser and its employees, officers and partners against any cost or expense in any circumstance in which the Adviser is not liable to the Fund.


     For the fiscal years ended March 31, 2008, March 31, 2007 and March 31, 2006, the Global Value Fund incurred $99,326,048, $99,292,752 and $90,537,256, respectively, in investment advisory fees.



     For the fiscal years ended March 31, 2008, March 31, 2007 and March 31, 2006, the Value Fund incurred $6,092,860, $6,615,809 and $7,592,006, respectively, in investment advisory fees.



     For the period from September 5, 2007 to March 31, 2008, the High Dividend Yield Value Fund incurred $228,247 in investment advisory fees.



     For the period from September 5, 2007 to March 31, 2008, the High Dividend Yield Value Fund's gross advisory fee was $374,607, its waived advisory fees and reimbursed expenses were $146,360, and its net advisory fee after fee waivers was $228,247.



     The table below identifies other accounts for which each member of the Investment Committee was either jointly or primarily responsible for the day-to-day portfolio management of the Funds, for the fiscal year ended March 31, 2008.


                                                                           # of Accounts
                                                  Total                     Managed with     Total Assets with
                                                  # of                      Advisory Fee       Advisory Fee
Name of Investment                              Accounts                      Based on           Based on
Committee Member(s)      Type of Accounts        Managed     Total Assets    Performance        Performance
__________________       ________________        ________    ____________   ______________   _________________

_______________________________________________________________________________________________________________


Christopher H. Browne,   Registered Investment      0            N/A              0                 N/A
William H. Browne, John  Companies:
D. Spears, Thomas H.     ______________________________________________________________________________________
Shrager and Robert Q.
Wyckoff, Jr.             Other Pooled Investment    27      $1,487,899,292        0                 N/A
                         Vehicles:
                         ______________________________________________________________________________________

                         Other Accounts:           482      $3,633,192,910        4             $101,449,869

_______________________________________________________________________________________________________________

_______________________________________________________________________________________________________________

     The foregoing accounts are, for the most part, managed with investment objectives and techniques that are substantially similar to the objectives and techniques of the relevant Fund. Consistent with Tweedy, Browne's belief that it is important for Investment Committee Members to have their own assets invested alongside clients, the Investment Committee Members have significant investments in the Funds, as well as in certain other pooled investment vehicles managed by Tweedy, Browne. These investments may present material conflicts of interest when the Investment Committee Members make allocation decisions regarding the purchase or sale of securities where market liquidity is limited. Similarly, decisions regarding the allocation of securities between the Funds and other portfolios, many of which pay higher investment advisory fees to Tweedy, Browne than do the Funds, but, unlike the Funds, do not pay advisory fees on uninvested cash, could present conflicts relating to the allocation of securities. Tweedy, Browne earns performance fees for only a very small fraction of its client assets and subjects those accounts to the same allocation procedures as other unaffiliated accounts and consequently does not believe there is any cognizable increase in potential conflicts for that reason. Tweedy, Browne has written allocation procedures and a joint Code of Ethics with the Funds, which are designed to help ensure that allocations are fair over time and are objectively based, that trades effected for the Funds and other unaffiliated clients are not negatively affected by trading for accounts in which the Investment Committee Members have an interest and that trades for the Global Value Fund, which is Tweedy, Browne's largest account, does not negatively affect the ability of other unaffiliated accounts to receive fair allocations over time.

     All Investment Committee Members are Managing Directors and Members of Tweedy, Browne. As such, each individual has a certain level of ownership interest in Tweedy, Browne. The sole compensation each Investment Committee Member receives with respect to the management of the Funds and other managed accounts is a percentage of the earnings of Tweedy, Browne corresponding to their respective ownership interest in Tweedy, Browne. Substantially all of the revenue of Tweedy, Browne is derived from investment advisory fees earned from the management of Tweedy, Browne clients' portfolios, including the Funds.


     Set forth in the table below is the dollar range of equity securities held in the Funds and the aggregate dollar range of securities in the Company's fund complex beneficially owned by each Investment Committee Member as of March 31, 2008.


______________________________________________________________________________________________

Name of Investment Committee Member      Dollar Range of Equity Securities Beneficially Owned
______________________________________________________________________________________________


Christopher H. Browne                    Value Fund - over $1,000,000
                                         Global Value Fund - over $1,000,000
                                         High Dividend Yield Value Fund - over $1,000,000
______________________________________________________________________________________________

William H. Browne                        Value Fund - over $1,000,000
                                         Global Value Fund - over $1,000,000
                                         High Dividend Yield Value Fund - over $100,000
______________________________________________________________________________________________

John D. Spears                           Value Fund - over $1,000,000
                                         Global Value Fund - over $1,000,000
                                         High Dividend Yield Value Fund - $500,001-$1,000,000
______________________________________________________________________________________________

Thomas H. Shrager                        Value Fund - None
                                         Global Fund - $500,001-$1,000,000
                                         High Dividend Yield Value Fund - $10,001-$50,000
______________________________________________________________________________________________

Robert Q. Wyckoff, Jr.                   Global Fund - over $100,000
                                         Value Fund - $50,001-$100,000
                                         High Dividend Yield Value Fund -$50,001-$100,000

______________________________________________________________________________________________


     Certain investments may be appropriate for one or more of the Funds and also for other clients advised by Tweedy, Browne. Investment decisions for each Fund and such other clients are made with a view to achieving a well diversified portfolio of stocks that satisfy Tweedy, Browne's value criteria in accordance with their respective investment objectives and after consideration of such factors as their current account holdings, availability of cash for investment, tax consequences and the size of their account. Subject to adjustments made by the Managing Directors prior to or early in the trading day or with the approval of a compliance officer, trades are allocated among Tweedy, Browne's clients, including certain collective investment vehicles managed by Tweedy, Browne in which affiliated persons have a beneficial but minority interest, in accordance with available cash and the diversification target for the particular security or country involved. In addition, because the Global Value Fund is substantially larger than any of Tweedy, Browne's other clients and often has substantial inflows of cash, limits are imposed on the amount of a particular security that can be allocated to the Fund in order to assure that the other clients also receive reasonable allocations while the Adviser's clients are acquiring or disposing of that security. The Adviser's allocation procedures are designed to give each client a fair allocation of buying and selling opportunities and may result in different clients buying or selling different amounts of particular securities in proportion to their account size on a day-to-day basis and at different prices from day-to-day in order to achieve the overall objectives of the allocation process for all clients. In general, all trades during a particular day are price averaged so that each client receiving an allocation that day receives the same average price per share as all other clients. Purchase and sale orders for the Funds are combined with those of other clients of the Adviser in the interest of achieving most favorable net results to each Fund.


     The Board of Directors of the Company and the Adviser have adopted a Code of Ethics. The Code of Ethics prohibits fraudulent activities by persons associated with the Funds, restricts the personal investing activities of such persons and requires various reports and certifications to help ensure compliance.

     In accordance with the procedures described in the Code of Ethics, a covered person may not purchase or sell any particular security owned or under active consideration by the Funds until seven days after the most recent purchase or sale by any of the Funds of that particular security, with limited exceptions for certain medium and large capitalization equity securities. Covered persons do not include certain collective investment vehicles managed by Tweedy, Browne in which affiliated persons have a beneficial but minority interest. Covered personnel are required to preclear any personal securities investments (with limited exceptions, such as government securities, high grade debt, municipal securities and shares of open-end mutual funds other than the Funds) and must comply with ongoing requirements concerning recordkeeping and disclosure of personal securities investments. The preclearance requirement and associated procedures are designed to identify any prohibition or limitation applicable to a proposed investment. Also under the Code of Ethics, investments in the Funds by all covered personnel of the Adviser are generally subject to a 180-day holding period.

     Officers and employees of the Adviser from time to time may have transactions with various banks, including the Funds' custodian banks. It is the Adviser's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

     None of the Directors or officers may have dealings with the Funds as principals in the purchase or sale of securities, except as individual subscribers or holders of shares of the Funds.

     From time to time the Adviser and the Funds may enter into arrangements with other entities that provide record keeping, sub-transfer agent or other services for investors in the Funds. In certain circumstances the Adviser may compensate such service providers. Subject to limitations under the Internal Revenue Code of 1986 and to approval by the Independent Directors, each Fund may pay a portion of such compensation representing savings to the Fund.

Distributor


     The Company has distribution agreements (the "Distribution Agreements") with the Adviser to act as distributor (the "Distributor") for the Funds. The Distribution Agreements for the Global Value Fund and Value Fund were amended and restated on April 20, 2007, and the Distribution Agreement for the High Dividend Yield Value Fund is dated April 20, 2007. Each Distribution Agreement has an initial two year term and thereafter will remain in effect from year to year upon the annual approval by a majority of the Directors who are not parties to such agreements or "interested persons" of any such party and either by vote of a majority of the Board of Directors or a majority of the outstanding voting securities of the Company.



     Under the Distribution Agreements, the Company is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of the Company's registration statement and the Funds' prospectus (including this Statement of Additional Information) and any amendments and supplements thereto, the registration and qualification of shares for sale in the various states, including registering Tweedy, Browne Company LLC as a broker/dealer in various states; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders, notices, proxy statements, reports or other communications to shareholders of the Funds; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issue taxes or any initial transfer taxes; shareholder toll-free telephone charges and expenses of shareholder service representatives, the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes.

     The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Funds' shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of a Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, as well as the sales related portion of any equipment, service or activity which is primarily intended to result in the sale of shares issued by the Company.

     As agent, the Distributor currently offers each Fund's shares on a continuous basis to investors. The Distribution Agreements provide that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor.

     Selected brokers and other intermediaries are authorized to receive purchase and sell orders on behalf of any of the Funds, and each Fund considers itself to have received such orders at the time such brokers and intermediaries have received such orders.

Administrator and Transfer Agent


     PNC Global Investment Servicing (U.S.) Inc. (formerly named PFPC Inc.) (the "Administrator" or "PNC") provides administrative services for the Funds pursuant to an agreement between the Company and PNC (the "Administration Agreement").


     Effective January 1, 2007, the fee schedule to the Administration Agreement is as follows:

          .03% of the first $1 billion of average net assets;
          .018% of the next $4 billion of average net assets;
          .01% of the next $5 billion of average net assets; and, .009% of average daily net assets in excess of $10 billion.

     Prior to January 1, 2007, the fee schedule to the Administration Agreement was as follows:

          .06% of the first $500 million of average net assets;
          .04% of the next $500 million of average net assets;
          .02% of the next $3 billion of average net assets;
          .015% of average daily net assets in excess of $4 billion.


     For the fiscal years ended March 31, 2008, March 31, 2007 and March 31, 2006, the Global Value Fund incurred $1,742,253, $2,131,744 and $2,108,583, respectively, in administration fees.



     For the fiscal years ended March 31, 2008, March 31, 2007 and March 31, 2006, the Value Fund incurred $108,083, $143,863 and $178,489, respectively, in administration fees.



     For the period from September 5, 2007 to March 31, 2008, the High Dividend Yield Value Fund incurred $7,531 in administration fees.


     Under the Administration Agreement, the Administrator is required to provide office facilities, clerical, internal legal and administrative services, accounting and record keeping, internal auditing, valuing each Fund's assets, preparing SEC and shareholder reports, preparing, signing and filing tax returns, monitoring 1940 Act compliance and providing other mutually agreeable services. The Administration Agreement is terminable on 60 days' notice by either party.


     The above referenced administrative fees incurred by the Funds include certain accounting fees and other out-of-pocket expenses.

     PNC Global Investment Servicing (U.S.) Inc. (formerly named PFPC Inc.), 760 Moore Road, King of Prussia, Pennsylvania 19406, is the Funds' transfer, shareholder servicing and dividend paying agent.


Redemption Fee

     The Company seeks to ensure that banks, broker-dealers and other intermediaries holding omnibus accounts with the Global Value Fund and High Dividend Yield Value Fund impose the redemption fee at the shareholder account level. However, the Funds will not impose the fee at the fund account level on omnibus or similar accounts of certain pre-approved broker-dealers, banks, broad-based benefit plans and other institutions who have a program of charging such fees to their account holders and remitting the proceeds to the Funds or who the Funds have determined have policies and procedures reasonably designed to prevent short-term trading in the Funds' shares by participants in the account. Examples of the second type of exception are asset allocation programs that rebalance periodically, systematic withdrawal programs and employee benefit plans that appropriately restrict the frequency with which participants can reduce their interests in the Funds. The Funds also do not impose the redemption fee in certain 401(k) transactions and hardship situations such as death, disability or sudden financial burden that have been approved by a compliance officer of the Funds or the Adviser.

Custodian, Counsel and Independent Registered Public Accounting Firm


     Pursuant to a Mutual Fund Custody and Services Agreement between the Company and the Bank of New York Mellon (formerly Mellon Trust of New England, N.A.) ("BNY Mellon"), BNY Mellon provides custodial services to the Company and the Funds. The principal business address of BNY Mellon is One Wall Street, New York, NY 10286.


     Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, is counsel for the Company.

     PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, serves as the Independent Registered Public Accounting Firm for the Funds.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES


     Each Fund intends to qualify each year and elects to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, a Fund must comply with certain requirements of the Code relating to, among other things, the sources of income and diversification of assets. If the Fund fails to qualify for treatment as a regulated investment company for any taxable year, the Fund would be taxed as an ordinary corporation on taxable income for that year (even if that income was distributed to its shareholders), and all distributions out of earnings and profits would be taxable to shareholders as dividends (that is, ordinary income).


     A regulated investment company qualifying under the Code is required to distribute each year to its shareholders at least 90% of its investment company taxable income (generally including dividends, interest and net short-term capital gain but not net capital gain, which is the excess of net long-term capital gains over net short-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net capital gains in the manner required under the Code. Each of the Global Value and the Value Fund intend to distribute all of its investment company taxable income and net capital gains at least annually and the High Dividend Yield Value Fund intends to distribute all of its investment company taxable income at least semi-annually and net capital gains at least annually. Therefore the Funds generally do not expect to pay federal income taxes.

     Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund's ordinary income for the calendar year, at least 98% of its capital gain net income realized during the one-year period ending October 31 during such year, and all ordinary income and capital gain net income for prior years that were not previously distributed. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Funds will be treated as having been distributed.

     Distributions of investment company taxable income are taxable to shareholders as ordinary income (to the extent of the current or accumulated earnings and profits of each Fund). Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for taxable years commencing on or prior to December 31, 2010) ("2003 Tax Act"), qualified dividend income will be taxed at a reduced rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that either Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States).

     Dividends from domestic corporations are expected to comprise some portion of each Fund's gross income. To the extent that such dividends constitute a portion of a Fund's investment company taxable income, a portion of the income distributions of that Fund may be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which qualify for the reduced rate for qualified dividend income or the dividends-received deduction. Distributions of net capital gains are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the distributing Fund have been held by such shareholders. Under the 2003 Tax Act, the tax rate on net long-term capital gain for individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized between May 6, 2003 during tax years commencing on or prior to December 31, 2010. Such distributions are not eligible for the dividends-received deduction discussed above.

     Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the distribution date.

     All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares may result in tax consequences (discussed below) to the shareholder and are also subject to these reporting requirements.

     Distributions by a Fund result in a reduction in the net asset value of the Fund's shares. Should distributions reduce the net asset value below a shareholder's cost basis, such distributions would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

     The Global Value Fund intends to qualify, and depending on the year, the High Dividend Yield Value Fund may qualify for and may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and may be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by that Fund to foreign countries (which taxes relate primarily to investment income). A shareholder who does not itemize deductions may not claim a deduction for such taxes. A Fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of stocks or securities in foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code. The Fund will notify each shareholder within 60 days after the close of the Fund's taxable year as to whether the taxes paid by the Fund to foreign countries will qualify for the treatment discussed above for that year, and if they do, such notification will designate (i) each shareholders' pro rata portion of the qualified taxes paid and (ii) the portion of the distributions that represents income derived from foreign sources.

     Generally, a foreign tax credit is subject to the limitation that it may not exceed the shareholder's U.S. tax (before the credit) attributable to the shareholder's total taxable income from foreign sources. For this purpose, the shareholder's proportionate share of dividends paid by the Fund that represents income derived from foreign sources will be treated as foreign source income. The Fund's gains and losses from the sale of securities, and certain currency gains and losses, generally will be treated as being derived from U.S. sources. The limitation on the foreign tax credit applies separately to specific categories of foreign source income, including "passive income," a category that includes the portion of dividends received from each Fund that qualifies as foreign source income. The foregoing limitation may prevent a shareholder from claiming a credit for the full amount of his proportionate share of the foreign income taxes paid by each Fund.

     Equity options (including options on stocks and options on narrow-based stock indices) and over-the-counter options on debt securities written or purchased by a Fund are subject to Section 1234 of the Code. In general, no loss is recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on a Fund's holding period for the option and, in the case of an exercise of the option, on the Fund's holding period for the underlying stock. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying stock or substantially identical stock in the Fund's portfolio. If the Fund sells a put or call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option sold by the Fund is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock. The exercise of a put option sold by the Fund is not a taxable transaction for the Fund.

     Many of the futures contracts (including foreign currency futures contracts) entered into by a Fund, certain forward foreign currency contracts, and all listed non-equity options written or purchased by the Fund (including options on debt securities, options on futures contracts, options on securities indices and certain options on broad-based stock indices) will be governed by
Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss. In addition, on the last trading day of the Fund's fiscal year, all outstanding Section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio. Under Section 988 of the Code, discussed below, certain foreign currency gain or loss from foreign currency related forward contracts, certain futures and similar financial instruments entered into or acquired by the Fund will be treated as ordinary income or loss.

     Positions of each Fund which consist of at least one stock and at least one stock option with respect to such stock or substantially identical stock or securities or other position with respect to substantially similar or related property which substantially diminishes a Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. In addition, the Fund will not be allowed to currently deduct interest and carry costs properly attributable to the straddle position. The Fund may make certain elections to mitigate the operation of the rules discussed above. An exception to these straddle rules exists for any "qualified covered call options" on stock written by the Fund.

     Straddle positions of a Fund which consist of at least one position not governed by Section 1256 and at least one futures contract or forward contract or non-equity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or mitigate the operation of these rules. Each Fund will monitor its transactions in options and futures and may make certain tax elections in connection with these investments.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects such interest or receivables, or pays such expenses or liabilities, generally is treated as ordinary income or ordinary loss. Similarly, gains or losses from dispositions of foreign currencies, debt securities denominated in a foreign currency and certain futures and forward contracts, attributable to fluctuations in the value of the foreign currency between the date of acquisition of the currency or security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     If a Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" for U.S. federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" it receives from the foreign corporation or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its U.S. shareholders. Each Fund may also be subject to additional tax in the nature of an interest charge with respect to deferred taxes arising from such distributions or gains. Any tax paid by a Fund as a result of its ownership of shares in a "passive foreign investment company" will not give rise to any deduction or credit to the Fund or any shareholder. If the Fund owns shares in a "passive foreign investment company" and the Fund elects to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the distribution requirements described above, even if the Fund does not receive any funds to distribute.

     A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the level of the Fund.

     Each Fund will be required to report to the Internal Revenue Service (the "IRS") all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of the Fund's shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the then applicable rate in the case of non-exempt shareholders who fail to furnish either Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if any of the Funds is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

     Redeeming shareholders will recognize gain or loss in an amount equal to the difference between the basis in their redeemed shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss and will be long-term if such shares have been held for more than one year. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. Both long and short-term capital gains of corporations are taxed at rates applicable to ordinary income. For non-corporate taxpayers, under the 2003 Tax Act, long-term capital gain is generally taxed at a maximum rate of 15%, while short-term capital gain is taxed at a maximum rate of 35% applicable to ordinary income.

     Shareholders of each Fund may be subject to state and local taxes on distributions received from either Fund and on redemptions of each Fund's shares.

     Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Company issues to each shareholder a statement of the federal income tax status of all distributions.

     The foregoing general discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

     Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

       BROKERAGE ALLOCATION AND OTHER PRACTICES AND BROKERAGE COMMISSIONS

     The Adviser conducts all of the trading operations for each of the Funds. The primary objective of the Adviser in placing orders for the purchase and sale of securities for each Fund's portfolio is to obtain the most favorable net results, taking into account such factors as price, commission where applicable (which is negotiable in the case of U.S. national securities exchange transactions but which is often fixed in the case of foreign securities exchange transactions), size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons. The Adviser acts as the introducing broker for substantially all transactions in U.S. equity securities on behalf of all of its clients and aggregates all trades on each security on a given day for allocation among its clients in accordance with its allocation procedures. The Adviser is reimbursed by the Funds for the costs of settling transactions for the Funds through its clearing broker but does not charge the Funds any separate brokerage commissions.

     When it can be done consistently with the policy of seeking the most favorable net results, it is the Adviser's practice to place such orders with brokers and dealers who supply research to the Adviser. The term "research" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. The Adviser is authorized when placing portfolio transactions for a Fund to pay a brokerage commission that may be higher than that which another broker might have charged for executing the same transaction if the Adviser concludes within the context of best execution that the value of the research it receives assists it in the performance of its investment determinations and that the value of such information is reasonable in light of the commission paid. The Adviser does not place orders with brokers or dealers on the basis that the broker or dealer has or has not sold a Fund's shares. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless it appears that more favorable results are available otherwise.

     Although certain research from brokers and dealers can be useful to the Funds and to the Adviser, it is the opinion of the Adviser that such information is only supplementary to its own research effort since the information must still be analyzed, weighed, and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Funds, and not all such information is useful to the Adviser in providing services to the Funds.


     During the past three fiscal years, the Funds incurred brokerage commissions as follows:

________________________________________________________________________________


                        March 31, 2008     March 31, 2007     March 31, 2006

________________________________________________________________________________


Global Value Fund         $3,386,841         $3,026,264         $1,330,041
________________________________________________________________________________

Value Fund                 $78,902            $66,246            $113,009
________________________________________________________________________________

High Dividend Yield        $67,036              N/A                N/A
Value Fund*

________________________________________________________________________________


*The Fund commenced operations on September 5, 2007.



     Commencing April 2000, the Global Value Fund and Value Fund have executed substantially all securities transactions on U.S. markets through the Adviser and Distributor. The Adviser and Distributor do not charge the Funds any brokerage commissions for executing these transactions, which the Adviser believes enables it to achieve better overall portfolio execution for the Funds, but the Funds do reimburse the Adviser $15.00 per trade in ticket charges paid by the Adviser to its clearing broker for equities and $30.00 per trade in ticket charges for U.S. Treasury securities. For the fiscal years ended March 31, 2008, March 31, 2007 and March 31, 2006, the Global Value Fund paid the Adviser $1,897, $1,107 and $539, respectively, for such reimbursements. For the fiscal years ended March 31, 2008, March 31, 2007 and March 31, 2006, the Value Fund paid the Adviser $2,109, $3,244 and $3,013, respectively, for such reimbursements. For the period from September 5, 2007 to March 31, 2008, the High Dividend Yield Value Fund paid $1,258 for such reimbursements.



     Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. For the fiscal years ended March 31, 2008 and March 31, 2007, the Global Value Fund's portfolio turnover rates were 9% and 13%, respectively. For the fiscal years ended March 31, 2008 and March 31, 2007, the Value Fund's portfolio turnover rates were 11% and 9%, respectively. For the fiscal period ended March 31, 2008, the High Dividend Yield Value Fund's portfolio turnover rate was 2%.


                        DISCLOSURE OF PORTFOLIO HOLDINGS

     The Adviser and the Funds have adopted policies and procedures designed to prevent the selective disclosure of the Funds' portfolio holdings and trading activity. In accordance with the policies and procedures adopted by the Funds and the Adviser, the Funds are prohibited from providing any information to anyone other than service providers of the Funds (including the Adviser, transfer agent, administrator and fund accounting agent, auditors, custodian, proxy voting agent, and law firms) regarding the composition of any of the Funds' portfolios or trading activity for the Funds unless the information has already been publicly released via the Funds' Web site, or through other authorized shareholder communications. Such information is provided to service providers of the Funds only to the extent reasonably necessary for them to perform their services and only if the service provider is subject to a duty of confidentiality or a confidentiality agreement. The Company's Board of Directors has approved these policies and procedures as being in the best interests of the Funds and their shareholders, and any material compliance matters arising under these procedures would be reported to the Board of Directors by the Company's Chief Compliance Officer.


     The Funds' portfolio holdings are generally published on the Funds' Web site substantially in the form they are expected to be filed with the SEC with up to a 15 day lag following each fiscal quarter and are available in reports filed with the SEC on Form N-CSR and Form N-Q with a lag of up to 60 days following each fiscal quarter. The Funds may also exclude certain positions, generally smaller capitalization issuers, where early disclosure may be disadvantageous to a Fund's accumulation or disposition program. Annual reports for the fiscal year ending March 31 and semi-annual reports for the 6-month period ending September 30 containing portfolio holdings as of such dates are mailed to shareholders and are available on the Funds' Web site with a lag of up to 60 days following the period end. The Funds' top twenty holdings as of the most recent month end are posted monthly on the Funds' Web site as soon as they become available, which is generally within a few days after month end. Information regarding the Funds' portfolio holdings will be made available to certain rating and ranking organizations and financial intermediaries on a quarterly basis no earlier than one day following the day on which the Funds make the information available on their Web site. In addition, the Adviser may provide to existing and potential investors and intermediaries working on behalf of such investors, analytical information concerning a Fund's portfolio as a whole, without naming specific holdings. The Adviser also makes obligatory regulatory disclosures in the United States and other countries regarding its investments on behalf of its clients which include the holdings of the Funds. The entities with which the Funds have ongoing arrangements to provide portfolio information prior to inclusion of such holdings on the Funds' website are the Adviser, PNC and the Custodian. The Board of Directors believes such arrangements are integral to the operations of the Funds and are accordingly in the best interests of the Funds and their shareholders.


     Once a portfolio holding has been publicly disclosed on the Funds' Web site, it is no longer subject to confidential treatment. Other disclosures of portfolio holdings information will only be made following a determination by the Chief Compliance Officer of the Company or the General Counsel of the Adviser that the disclosure is for a legitimate business purpose and is subject to appropriate confidentiality arrangements as described above.

                                NET ASSET VALUE

     The net asset value of shares for each Fund will be computed as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day during which the Exchange is open for trading. The Exchange is normally closed on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. Net asset value per share for the Funds is determined by dividing the value of the total assets, less all liabilities, by the total number of shares outstanding.

     In valuing a Fund's assets, a security listed on an exchange or through any system providing for same day publication of actual prices will be valued at its last quoted sale price at or prior to the close of regular trading on the Exchange or, if applicable, the NASDAQ Official Closing Price ("NOCP"). Portfolio securities and other assets listed on a foreign exchange or through any system providing for same day publication of actual prices are valued at the last quoted sale price available at or before the time as of which assets are valued. Portfolio securities and other assets that are traded on such a market but for which there are no reported sales on the valuation date are valued at the mean between the last asked price and the last bid price prior to the close of regular trading. Securities and assets which are not readily marketable due to significant legal or contractual restrictions or other reasons will be valued by the Adviser at fair value as determined by or under the direction of the Board of Directors. Debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, or by reference to other factors (i.e., pricing services or dealer quotations) by the Adviser.

     The value of a security which is not readily marketable and which accordingly is valued at fair value by or under the direction of the Board of Directors is valued periodically on the basis of all relevant factors which may include the cost of such security to the Fund, the market price of unrestricted securities of the same class at the time of purchase and subsequent changes in such market price, potential expiration or release of the restrictions affecting such security, the existence of any registration rights, the fact that the Fund may have to bear part or all of the expense of registering such security, any potential sale of such security by or to another investor as well as traditional methods of private security analysis.

     Following the calculation of security values in terms of the currency in which the market quotation used is expressed ("local currency"), the valuing agent will calculate these values in terms of U.S. dollars on the basis of the conversion of the local currencies (if other than U.S.) into U.S. dollars at the 4:00 p.m. London time spot rate. Foreign currency exchange contracts are valued using the relevant 4:00 p.m. London time spot rate and future rate on foreign currency contracts.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund's net asset value is not calculated. Each Fund generally calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the regular close of the Exchange on each day on which the Exchange is open. Such calculation may not take place contemporaneously with the determination of the prices of a substantial portion of portfolio securities each Fund used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined under the policies summarized above and the time as of which that Fund's net asset value is calculated, such securities may be valued at fair value under certain circumstances as determined in good faith by the Adviser under the direction of the Board of Directors.

                            PERFORMANCE INFORMATION

     From time to time, each Fund may provide general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments for inclusion in advertisements, sales literature or reports to shareholders or prospective investors.

     Since performance will fluctuate, performance data for the Funds should not be used to compare an investment in the Funds' shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

     Quotations of a Fund's performance are historical, show the performance of a hypothetical investment, and are not intended to indicate future performance. An investor's shares when redeemed may be worth more or less than their original cost. Performance of each Fund will vary based on changes in market conditions and the level of the Fund's expenses.

Comparison of Portfolio Performance

     Comparison of the quoted non-standardized performance of various investments is valid only if performance is calculated in the same manner or the differences are understood. Investors should consider the methods used to calculate performance when comparing the performance of a Fund with the performance of other investment companies or other types of investments.

     In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for operational, administrative and management costs.

     Because normally most of the Global Value Fund's, and a portion of the High Dividend Yield Value Fund and Value Fund's, investments are denominated in foreign currencies, the strength or weakness of the U.S. dollar against these currencies will account for part of each Fund's investment performance except to the extent hedged to the U.S. dollar. Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Funds. Such historical information is not indicative of future performance.

     From time to time, in advertising and marketing literature, a Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations. When these organizations' tracking results are used, a Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.

     Evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning that Fund, including reprints of, or selections from, editorials or articles about the Fund.

     Since the assets in funds are always changing, any of the Funds may be ranked within one asset-size class at one time and in another asset-size class at some other time. In addition, the independent organization chosen to rank a Fund in fund literature may change from time to time depending upon the basis of the independent organization's categorizations of mutual funds, changes in the Fund's investment policies and investments, the Fund's asset size and other factors deemed relevant. Footnotes in advertisements and other marketing literature will include the organization issuing the ranking, time period and asset-size class, as applicable, for the ranking in question.

                             ADDITIONAL INFORMATION

Redemptions-in-Kind

     The Company on behalf of the Funds reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption in excess of $250,000 during any three-month period by making payment in whole or in part in readily marketable securities chosen by the Fund and valued the same way they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash.

Anti-Money Laundering Laws

     The Company is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Company may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Company may be required to transfer the account or proceeds of the account to a government agency.

Customer Identification Program


     Federal regulations may require the Company to obtain, verify, and record information that identifies each person who opens an account with the Global Value Fund, the Value Fund or the High Dividend Yield Value Fund. When a shareholder opens an account with any of the Funds, such Fund will ask for a shareholder's name, address, date of birth, and other information that will allow the Fund to identify a shareholder. The Fund may also ask to see a shareholder's driver's license or other identifying documents. To the extent permitted by applicable law, the Funds reserve the right to place limits on transactions in a shareholder account until his, her or its identity is verified.


Other Information

     The Company has delegated the voting of portfolio securities to the Adviser. The Adviser has adopted proxy voting policies and procedures ("Proxy Voting Policies and Procedures") for use in connection with determining how to vote proxies related to portfolio securities, including the procedures to be used if a vote presents a conflict of interest between the interests of a Fund's shareholders on the one hand, and those of the Adviser. Copies of the Proxy Voting Policies and Procedures are included under Appendix B.

     The Company is required to file Form N-PX with the Company's complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. This filing is available without charge by calling 1-800-432-4789 and on the SEC's Web site at http://www.sec.gov.

     The Prospectus and the Statement of Additional Information omit certain information contained in the Registration Statement which the Company has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Funds and the securities offered hereby. The Registration Statement is available for inspection by the public at the SEC in Washington, D.C. In addition, the SEC maintains a Web site (http://www.sec.gov) that contains the complete Registration Statement.

Financial Statements


     The financial statements for the Funds including the notes thereto, dated March 31, 2008 have been audited by PricewaterhouseCoopers LLP, the Funds' Independent Registered Public Accounting Firm, for the fiscal year ended March 31, 2008, and are incorporated by reference in their entirety into this Statement of Additional Information from the Annual Report of the Company dated March 31, 2008.

                                   APPENDIX A

     The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds.

Ratings of Municipal and Corporate Bonds

S&P:

     Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

     Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned and actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's:

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

     Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds that are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                   APPENDIX B

                      Proxy Voting Policies and Procedures
                                  Mutual Funds

I. Introduction

Policy

Tweedy, Browne Company LLC ("TBC") exercises a voice on behalf of its clients in matters of corporate governance through the proxy voting process. At TBC, we take our responsibilities very seriously and believe the right to vote proxies is a significant asset of our clients.

The procedures in this policy apply to all proxy voting matters concerning securities in the Tweedy, Browne Global Value Fund, the Tweedy, Browne Value Fund and the Tweedy, Browne Worldwide High Dividend Yield Value Fund ("the Funds"), each a series of Tweedy, Browne Fund Inc. ("Fund Inc.").

Because our sole interest is protecting our clients' assets, when we take action, we place our clients' interests and rights as shareholders first. The reason we acquire and hold a company's equity security is our expectation that it will prove to be a good investment. Our consideration of proxy issues, therefore, is focused on the investment implications of each issue.

In this context, TBC exercises the rights of its clients as shareholders primarily by voting on proposals set forth in proxy statements for annual and special meetings of portfolio companies. Our proxy review process, which has been in place for many years, is both thorough and objective. The overall objective is to increase shareholder economic value over time.

General Voting Positions

Under its investment philosophy, TBC generally invests client funds in a company only if TBC believes that the company's management seeks to serve shareholders' best interests. Because TBC generally has confidence in the managements of the companies in which it invests, it believes that management decisions and recommendations on issues such as proxy voting generally are likely to be in shareholders' best interests. Thus, on most issues, our votes are cast in accordance with the company's management recommendations. However, when we believe management's position on an issue is not in the best interests of our clients, TBC can, and often does, vote against the management's position.

In considering its voting position on all matters submitted to a vote of stockholders (other than routine matters not likely to have an impact on the value of the issuer's securities), TBC considers relevant information available to TBC with respect to the company and the proposal, including information submitted by proponents and opponents, if any, of the issuer's positions.

TBC may abstain from voting proxies in various circumstances. TBC may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund, such as when foreign proxy issuers impose unreasonable voting or holding requirements. For example, in certain non-U.S. markets where share blocking applies (see attached Exhibit A), TBC generally does not vote on routine matters due to share blocking restrictions, as the potential impact on our ability to sell the shares outweighs the economic value of the vote. However, votes will be considered on a case-by-case basis, and TBC will determine to vote shares on a material issue if the importance of the issue outweighs the downside of share blocking.

Voting Agent: ISS Proxy Master

TBC retains Institutional Shareholder Services ("ISS") to serve as the voting agent for all domestic and global securities owned by and held by the TBC Funds. TBC is responsible for coordinating with the Funds' custodians relating to the Funds' portfolio securities to ensure that the proxy votes are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Directors. The proxy voting service will refer proxy questions to TBC for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis.

Records are maintained by ISS and forwarded to TBC electronically by issuer and by client account. Generally speaking, unless a client specifies otherwise, all accounts are managed on the same basis and the firm votes shares held by all of its accounts in the same manner. In matters that are likely to have an impact on the value of the issuer's security and in the rare event that ISS has not received a particular proxy for any account, ISS will call the Funds' custodian and request the proxy.

In order to assure ourselves that we are aware of all outstanding non-routine matters, ISS has been instructed to contact TBC via telephone to obtain voting directions for all annual or extraordinary shareholder meetings that have an agenda which includes such proposals as: cumulative voting; poison pills; mergers; shareholder corporate governance proposals; Chinese walls; stock splits; and new classes of stock or increased authorizations with unspecified voting/shareholder rights.

The Investment Committee

The TBC Investment Committee is comprised of Christopher H. Browne, William H. Browne, John D. Spears, Thomas H. Shrager and Robert Q. Wyckoff, Jr. This Committee, in consultation with TBC's in-house staff of analysts, may meet to discuss TBC's view/opinion with respect to a particular item on an issuer's agenda in order to determine how to vote the relevant proxies in order to best serve the interests of the Funds. The Investment Committee will carefully review non-routine matters with the same degree of prudence and care with which it makes stock selections for the Funds. TBC may, from time to time, discuss its views and seek such independent legal, financial or other advice as it may determine necessary for purposes of making an independent decision. TBC will also at times consider ISS's position on certain proposals. In all cases, however, the ultimate decision rests with the fiduciaries who serve on the Investment Committee.

II. Conflicts of Interests Between TBC and Clients
    Regarding Proxy Voting

TBC is majority owned by Affiliated Managers Group, Inc. ("AMG"), an asset management company with equity investments in numerous investment management firms (its "Affiliates"). TBC does not purchase AMG's securities for client portfolios. Each AMG Affiliate makes its own investment and proxy voting decisions, which are not communicated to AMG or the other Affiliates.

TBC's only business is the investment advisory business and activities directly connected to that business, such as distribution of interests in the Funds and other unregistered investment pools and brokerage activities on behalf of its clients. TBC does not engage in any investment banking or corporate finance activity, nor does it produce research for publication or sale. TBC is not affiliated with any firm outside of the investment advisory business. Furthermore, employees are generally forbidden to be involved in any outside for-profit business activity, especially business activity conducted for or with public companies. Therefore, it is unlikely that proxy voting would present TBC with a conflict of interest between the interests of the firm and/or its employees and the interests of its clients.

Potential Conflicts

Nevertheless, potential conflicts may arise. For example: (a) if TBC manages a portfolio (or is actively seeking to manage a portfolio) for a proxy issuer or its senior officers or directors and also owns that company's securities in a Fund; or (b) if a senior officer or analyst of TBC has a familial or personal relationship with a senior executive or Board member of a proxy issuer or with persons or entities making a shareholder proposal requiring a vote of a company whose security is owned in a Fund's portfolio; or (c) in the rare occurrence, if TBC places a representative on a board.

In order to track these possible conflicts, TBC will maintain a database of all public companies that employ the spouse or children living at home of TBC's senior officers and analysts and all public companies for which TBC manages assets or is actively seeking to manage assets. This database will be periodically checked against TBC's portfolios so that any possible conflicts can be identified.

Members of the Investment Committee, as well as research analysts, should be aware of the potential for conflicts when considering proxy voting. If a potential for conflict is perceived, the Legal and Compliance Department should be consulted.

Procedures

In the unlikely event that a potential conflict does arise between the interests of the firm and/or its employees and the Funds, TBC shall implement the following procedures:

     1. If the perceived conflict of interest involves an individual member of the Investment Committee or research analyst, the Legal and Compliance Department will, in consultation with the non-conflicted members of the Investment Committee, determine if the conflict is material to the particular proxy issue being considered. If it is determined that the conflict is material, the conflicted Investment Committee member or research analyst shall recuse himself or herself from communicating with any member of the Investment Committee or research analyst about the proxy issue. The remaining members of the Investment Committee will decide how to vote the proxy and relay the decision to the Legal and Compliance Department. The Legal and Compliance Department will process the vote in the customary manner and will retain a written record of the perceived conflict of interest, the recusal of the conflicted Investment Committee member or research analyst, and the resulting vote.

     2. If the perceived conflict of interest involves TBC or AMG's Affiliates, the Legal and Compliance Department will, in consultation with the Management Committee, determine if the conflict is material. If it is determined that the conflict is material, the Investment Committee will have no further input on the particular proxy vote. The Legal and Compliance Department will make and maintain a written record of the conflict of interest. The Legal and Compliance Department shall receive a written representation from ISS that ISS will disclose any business relationship it may have with the issuer in question, and a statement that ISS has complied with its Policies, Procedures and Practices Regarding Potential Conflicts of Interest (available on ISS' website). The Legal and Compliance Department shall also maintain a written record of the manner in which the proxy vote was handled.

     3. Another possible conflict involves the voting of shares issued by a TBC-managed mutual fund that are held in client accounts at TBC. In this case, TBC will cause the proxies to be "mirror voted" in the same proportion as the votes of other proxy holders whose shares are not held in TBC client accounts.

III. Overview of TBC's Policies
     Regarding Commonly Raised Proxy Voting Issues

A number of recurring issues can be identified with respect to the governance of a company and actions proposed by that company's Board. In evaluating issues, the Investment Committee may consider information from many sources, including the research analyst covering the particular stock, management of a company presenting a proposal, shareholder groups, and independent proxy research services such as ISS. Of course, the final decision on proxy voting issues remains with the Investment Committee.

On occasion, TBC has taken extraordinary steps to pursue voting rights on behalf of its clients and has sponsored shareholder proposals at annual shareholder meetings. In one such instance, TBC devoted months working with outside counsel in an attempt to insure that its clients received the proper shareholder rights, which illustrates the importance TBC places on pursuing voting rights for its clients. TBC is diligent regarding the voting process and the rights of shareholders to influence management of companies, when appropriate. For example, TBC was recently successful in placing a resolution before the annual shareholder meeting of a large multinational issuer, which requested that management work expeditiously to separate the issuer's diverse lines of business for the purpose of maximizing shareholder value.

The instances cited above are of course not part of TBC's routine proxy voting procedures; however, they do demonstrate the gravity with which TBC views its responsibility to protect its clients' shareholder rights.

Summarized below are general guidelines that TBC follows regarding some issues most frequently raised in proxy statements.

Election of an Issuer's Board of Directors

TBC believes that good governance begins, to the extent possible, within the corporate ownership structure of a particular issuer, an independent Board of Directors, not encumbered by material ties to management, all of whose members are elected annually. In addition, crucial Board committees should, to the extent possible within the corporate ownership structure of a particular issuer, be entirely independent.

     o We will generally support the election of Directors that result in a Board made up of a majority of independent Directors.

     o We will generally withhold votes for non-independent Directors who serve on the audit, compensation, and/or nominating committees of the Board.

     o We will hold Directors accountable for the actions of the committees on which they serve. For example, we will generally withhold votes for nominees who approve or propose arrangements that we believe would have the effect of diminishing shareholder value.

     o We will generally vote in favor of efforts to ensure that shareholders elect a full slate of Directors at each annual shareholder meeting.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include some closely related activities that do not raise any appearance of impaired independence.

     o We will generally vote against proposed auditors where non-audit fees make up what we believe to be a material amount of the total fees paid by an issuer to an audit firm.

     o We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company (regardless of its size relative to the audit fee) to determine whether we believe independence has been compromised. If we believe auditor independence has been compromised, we will vote against the auditor.

Management/Executive Compensation,
including Equity-based Compensation Plans

One of the key components in attracting and retaining talented management is compensation. Therefore, we will generally vote against proposals to restrict employee compensation. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the Board of Directors and company management. However, share option plans generally must meet our guidelines for such plans as discussed below.

Our goal is to assure that a company's equity-based compensation plan is aligned with the shareholders' long-term interests. We believe that, when well designed, equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. However, we generally oppose plans that have features that we view as objectionable, features which generally would substantially dilute the shareholders' interest in a company or result in providing participants with excessive awards. Accordingly:

     o We will generally support measures intended to increase long-term stock ownership by executives, including features that require corporate officers to hold a certain minimum of stock in the company, or require stock acquired as the result of option exercises be held for minimum periods of time. We also will support expensing the fair value of option grants, which may give further incentive to companies to favor stock grants over option grants.

     o We will generally vote against those plans, which, in light of all other existing compensation plans of the company, we believe would directly or indirectly result in material dilution of shareholders' interests.

     o We will generally vote against plans that have any of the following features:

          o    Ability to re-price "underwater" options

          o Ability to issue options with an exercise price below the stock's current market price

          o    Ability to issue reload options

          o Ability to reward management as a result of a takeover attempt, such as golden parachutes

          o    Automatic share replenishment features

Corporate Structure and Shareholder Rights

We believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to a corporation's by-laws by a majority vote.

     o We will generally support proposals to remove super-majority voting requirements for certain types of proposals. We will generally vote against proposals to impose super-majority requirements.

     o We will generally vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent, staggered boards).

     o We will generally vote against proposals for a separate class of stock with disparate voting rights. Due to long standing custom and practice, these features are more common in foreign markets. Although we will make investments in companies that have disparate voting rights, we will generally vote to eliminate them when the issue is presented.

     o We will generally vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote. We would generally not vote in favor of these plans unless we are convinced that the long-term interests of shareholders would benefit from instituting such a plan.

     o We will generally vote against proposals that make it more difficult for a company to be taken over by outsiders, and in favor of proposals to do the opposite. The reason for this is that we believe that corporate management should be subject at all times to the incentives and punishments of the market, not insulated from them.

Increase in Authorized Capital/Preferred Stock

     o We will generally vote for these proposals in the absence of unusual circumstances. There are many business reasons for companies to increase their authorized capital. The additional shares often are intended to be used for general corporate purposes, e.g., to raise new investment capital for acquisitions, stock splits, recapitalizations or debt restructurings.

     o We will carefully review proposals to authorize new issues of preferred shares. We recognize that new issues of authorized shares can provide flexibility to corporate issuers as the shares can be issued quickly without further shareholder approval in connection with financings or acquisitions. Therefore, generally we will not oppose proposals to authorize the issuance of preferred shares. We will, however, scrutinize any such proposals which give the Board the authority to assign disproportionate voting rights at the time the shares are issued.

Changing State of Incorporation

     o We will generally vote against proposals to move the company to another state less favorable to shareholders' interests.


Corporate and Social Policy Issues

We believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's Board of directors. Proposals in this category typically request that the company disclose or amend certain business practices.

     o We generally vote against social policy proposals, though we may make exceptions in certain instances where we believe a proposal has important beneficial economic implications for the company.

Disclosure

These policies and procedures will be disclosed in the Statement of Additional Information filed by Tweedy, Browne Fund Inc. TBC will file with the SEC and make available to Fund shareholders [upon request], the records of the Funds' proxy votes. The Funds will disclose in their annual and semi-annual reports to shareholders the procedures by which shareholders may obtain proxy voting records.

Recordkeeping

TBC's Legal and Compliance Department maintains a record of proxy voting decisions made by the Investment Committee.

TBC will maintain for five years: these proxy voting policies and procedures and records of all votes cast. TBC will obtain an undertaking from ISS to maintain, on behalf of TBC, all proxy statements received in respect of TBC client proxies and records of all votes cast.

TBC will also maintain for five years: (a) records of any document created by TBC that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision and (b) records of clients' oral or written requests for information on proxy voting and copies of TBC's written responses to any such requests.






                                                                       June 2007

________________________________________________________________________________

                            In Mellon's experience, if the ADR's country of
                            origin is a blocking market, the ADR usually
                            requires blocking as well. Mellon does not rely on
                            standing instructions to block ADRs. If a vote is
                            submitted for an ADR meeting with a blocking
                            requirement, we will automatically
MELLON INFO:                restrict the position through meeting date.
________________________________________________________________________________

                            ARGENTINA
________________________________________________________________________________

Blocking Begins             Generally 3-7 days prior to meeting.

                            The share blocking periods contained in this
                            document offer general guidance. Depending on custodian and subcustodian processing practices, there may be variance in the blocking period.
________________________________________________________________________________

Blocking Ends               1 day after meeting (sometimes shares are
                            released day of the meeting).
________________________________________________________________________________

Unblocking                  YES. However, the ability to unblock depends upon
                            the timing of the unblocking request. As a rule, if
                            the unblocking request is made 5 days or less before
                            the meeting date, the shares generally cannot be
                            unblocked.
________________________________________________________________________________

Effect on ADRs              ADRs are blocked. Client must have standing
                            Blocking instructions in place with custodian or
                            issue blocking instructions to custodian.
________________________________________________________________________________

Special Notes               If an Argentine company does not achieve quorum and
                            a 2nd Call must be held, as a rule, shares remain
                            frozen.
________________________________________________________________________________

________________________________________________________________________________

[FLAG OF AUSTRIA]           AUSTRIA
________________________________________________________________________________

Blocking Begins             Varies by company. Normally blocking period begins
                            at least 3 days before company's meeting date.
                            Custodians will issue blocking instructions upon receipt of proxy votes.

                            The share blocking periods contained in this
                            document offer general guidance. Depending on custodian and subcustodian processing practices, there may be variance in the blocking period.
________________________________________________________________________________

Blocking Ends               1 day after meeting.
________________________________________________________________________________

Unblocking                  YES. However, shares generally cannot be
                            unblocked 3 days or less before the meeting date.
________________________________________________________________________________

Effect on ADRs              ADRs are blocked. Client must have standing
                            Blocking instructions in place with custodian or
                            issue blocking instructions to custodian.
________________________________________________________________________________

[FLAG OF BELGIUM]           BELGIUM
________________________________________________________________________________

Blocking Begins             Generally 3-6 days prior to meeting. Custodians will
                            issue blocking instructions upon receipt of proxy
                            votes.
________________________________________________________________________________

Blocking Ends               1 day after meeting.
________________________________________________________________________________

Unblocking                  NO. Not possible during the blocking period.
________________________________________________________________________________

Effect on ADRs              ADRs are blocked. Client must have standing
                            Blocking instructions in place with custodian or
                            issue blocking instructions to custodian.
________________________________________________________________________________

Special Notes               If a Belgian company does not achieve quorum and a
                            2ndCall must be held, as a rule, shares remain
                            frozen.
________________________________________________________________________________

[FLAG OF CZECH REPUBLIC]    CZECH REPUBLIC
________________________________________________________________________________

Blocking Begins             Generally 2-7 days prior to the meeting date.

                            The share blocking periods contained in this
                            document offer general guidance. Depending on custodian and subcustodian processing practices, there may be variance in the blocking period.
________________________________________________________________________________

Blocking Ends               1 day after meeting.
________________________________________________________________________________

Unblocking                  YES. However, the ability to unblock depends upon
                            how close to the meeting date the request is made.
________________________________________________________________________________

MELLON INFO                 Shares are not blocked due to voting instructions.
                            The issuer may ask the Central Securities
                            Registry(SCP) to block all securities for transfers
                            from the record date until the general meeting date.
                            The period must not exceed 7 days, as per law.
                            However, the securities can be traded. The
                            settlement of trades would be postponed to the first
                            date after the general meeting date.
________________________________________________________________________________

Effect on ADRs              ADRs are blocked. Client must have standing Blocking
                            instructions in place with custodian or issue
                            blocking instructions to custodian.
________________________________________________________________________________

[FLAG OF EGYPT]             EGYPT
________________________________________________________________________________

Blocking Begins             Generally 3 days prior to meeting.
________________________________________________________________________________

________________________________________________________________________________

                            The share blocking periods contained in this
                            document offer general guidance. Depending on custodian and subcustodian processing practices, there may be variance in the blocking period.
________________________________________________________________________________

Blocking Ends               1 day after meeting
________________________________________________________________________________

Unblocking                  YES. However, the ability to unblock depends upon
                            how close to the meeting date the request is made.
________________________________________________________________________________

Effect on ADRs              ADRs are blocked. Client must have standing Blocking
                            instructions in place with custodian or issue
                            blocking instructions to custodian.
________________________________________________________________________________

[FLAG OF GREECE]            GREECE
________________________________________________________________________________

Blocking Begins             Generally 5 days prior to meeting.

                            The share blocking periods contained in this
                            document offer general guidance. Depending on custodian and subcustodian processing practices, there may be variance in the blocking period.
________________________________________________________________________________

Blocking Ends               1 day after meeting.
________________________________________________________________________________

Unblocking                  NO. Not possible during the blocking period.
________________________________________________________________________________

Effect on ADRs              ADRs are blocked. Client must have standing Blocking
                            instructions in place with custodian or issue
                            blocking instructions to custodian.
________________________________________________________________________________

[FLAG OF HUNGARY]           HUNGARY
________________________________________________________________________________

________________________________________________________________________________

Blocking Begins:            No information available.
________________________________________________________________________________

MELLON INFO                 The blocking period is usually 5 days long, starting
                            on record date +1. Shares cannot normally be
                            unblocked during the blocking period, which is from
                            record date through meeting date.
________________________________________________________________________________

Blocking Ends               1 day after meeting.
________________________________________________________________________________

Unblocking                  No information available.
________________________________________________________________________________

Effect on ADRs              ADRs are blocked. Client must have standing Blocking
                            instructions in place with custodian or issue
                            blocking instructions to custodian.
________________________________________________________________________________

[FLAG OF ITALY]             ITALY
________________________________________________________________________________

Blocking Begins             Generally 5 days prior to meeting.

                            The share blocking periods contained in this
                            document offer general guidance. Depending on custodian and subcustodian processing practices, there may be variance in the blocking period.
________________________________________________________________________________

Blocking Ends               1 day after meeting
________________________________________________________________________________

Unblocking                  YES (in principle). However, the ability to unblock
                            depends upon how close to the meeting date the
                            request is made. Also, many companies will not honor
                            blocking requests.
________________________________________________________________________________

________________________________________________________________________________

Effect on ADRs              ADRs are blocked. Client must have standing Blocking
                            instructions in place with custodian or issue
                            blocking instructions to custodian.
________________________________________________________________________________

Special Notes               If an Italian company does not achieve quorum and a
                            2nd Call must be held, as a rule, shares remain
                            frozen.
________________________________________________________________________________

[FLAG OF LATVIA]            LATVIA
________________________________________________________________________________

Blocking Begins             Generally 10 days prior to meeting.

                            The share blocking periods contained in this
                            document offer general guidance. Depending on custodian and subcustodian processing practices, there may be variance in the blocking period.
________________________________________________________________________________

Blocking Ends               Generally 1 day after meeting.
________________________________________________________________________________

Unblocking                  The ability to unblock depends upon the timing of
                            the unblocking request and the company.
________________________________________________________________________________

Effect on ADRs              Not applicable.
________________________________________________________________________________

[FLAG OF LUXEMBOURG]        LUXEMBOURG
________________________________________________________________________________

Blocking Begins             Varies by company. Luxembourg is not a share
                            blocking market. However, many securities are traded
                            on the French and Belgian stock markets and as such
                            share blocking applies in those cases.
________________________________________________________________________________

Blocking Ends               1 day after meeting.
________________________________________________________________________________

________________________________________________________________________________

MELLON INFO                 Shares are blocked upon receipt of vote instructions
                            in the local market. This market does not normally
                            accept unblocking instructions during the blocking
                            period.
________________________________________________________________________________

Unblocking                  YES
________________________________________________________________________________

Effect on ADRs              ADRs are blocked. Client must have standing
                            Blocking instructions in place with custodian or
                            issue blocking instructions to custodian.
________________________________________________________________________________

[FLAG OF MAURITIUS]         MAURITIUS
________________________________________________________________________________

Blocking Begins             Time frames vary.
________________________________________________________________________________

Blocking Ends               1 day after meeting.
________________________________________________________________________________

Unblocking                  YES

Effect on ADRs              ADRs are blocked. Client must have standing Blocking
                            instructions in place with custodian or issue
                            blocking instructions to custodian.
________________________________________________________________________________

Special Notes               Shares are usually only blocked when there are
                            extraordinary agenda resolutions that could impact
                            share price.
________________________________________________________________________________

[FLAG OF MOROCCO]           MOROCCO
________________________________________________________________________________

Blocking Begins             Generally 1 day prior to meeting.
________________________________________________________________________________

________________________________________________________________________________

                            The share blocking periods contained in this
                            document offer general guidance. Depending on custodian and subcustodian processing practices, there may be variance in the blocking period.
________________________________________________________________________________

Blocking Ends               1 day after meeting
________________________________________________________________________________

MELLON INFO                 Blocking is not market regulated, but some companies
                            choose to block with the approval of the SBVC.
________________________________________________________________________________

Unblocking                  YES (in principle). However, as the blocking period
                            is so short, unblocking is generally not necessary
________________________________________________________________________________

Effect on ADRs              ADRs are blocked. Client must have standing
                            Blocking instructions in place with custodian or
                            issue blocking instructions to custodian.
________________________________________________________________________________

[FLAG OF NETHERLANDS]       NETHERLANDS
________________________________________________________________________________

Blocking Begins             Generally 5-6 days prior to meeting. Custodians will
                            issue blocking instructions upon receipt of proxy votes.

                            The share blocking periods contained in this
                            document offer general guidance. Depending on custodian and subcustodian processing practices, there may be variance in the blocking period.
________________________________________________________________________________

MELLON INFO                 Many of the larger Dutch issuers assign a
                            registration date that is in advance of the meeting
                            date. Shares can generally be released once the
                            registration date has passed.
________________________________________________________________________________

Unblocking                  Unblocking can depend upon timing, subcustodian and
                            issuer. Therefore, unblocking may not always be
                            possible.
________________________________________________________________________________

Effect on ADRs              ADRs are blocked. Client must have standing Blocking
                            instructions in place with custodian or issue
                            blocking instructions to custodian.
________________________________________________________________________________

________________________________________________________________________________

[FLAG OF POLAND]            POLAND
________________________________________________________________________________

Blocking Begins             Generally 5 business days prior to meeting.
                            Custodians will issue blocking instructions upon receipt of proxy votes.

                            The share blocking periods contained in this
                            document offer general guidance. Depending on custodian and subcustodian processing practices, there may be variance in the blocking period.
________________________________________________________________________________

Blocking Ends               1 day after meeting.
________________________________________________________________________________

MELLON INFO                 Share unblocking instructions are rarely accepted in
                            this market.
________________________________________________________________________________

Unblocking                  YES (in principle). However, most companies tend not
                            to honor unblocking requests except under
                            extraordinary circumstances.
________________________________________________________________________________

Effect on ADRs              ADRs are blocked. Client must have standing Blocking
                            instructions in place with custodian or issue
                            blocking instructions to custodian.
________________________________________________________________________________

[FLAG OF PORTUGAL]          PORTUGAL
________________________________________________________________________________

Blocking Begins             Generally 10-20 days prior to meeting. Custodians
                            will issue blocking instructions upon receipt of proxy votes.

                            The share blocking periods contained in this
                            document offer general guidance. Depending on custodian and subcustodian processing practices, there may be variance in the blocking period.
________________________________________________________________________________

________________________________________________________________________________

Blocking Ends               1 day after meeting.
________________________________________________________________________________

Unblocking                  YES Sub-custodians will normally allow unblocking in
                            order to settle a share sale. Such a request needs
                            to be made at least 2 business days prior to the
                            meeting date. A revised power of attorney document
                            must be completed with the amended share position if
                            shares being unblocked are held within an omnibus
                            account.
________________________________________________________________________________

Effect on ADRs              ADRs are blocked. Client must have standing Blocking
                            instructions in place with custodian or issue
                            blocking instructions to custodian.
________________________________________________________________________________

[FLAG OF SLOVAK REPUBLIC]   SLOVAK REPUBLIC
________________________________________________________________________________

Blocking Begins             No information available.
________________________________________________________________________________

Blocking Ends               1 day after meeting
________________________________________________________________________________

MELLON INFO                 It is not possible to cancel or amend vote
                            instructions.
________________________________________________________________________________

Unblocking                  No information available.
________________________________________________________________________________

Effect on ADRs              ADRs are blocked. Client must have standing Blocking
                            instructions in place with custodian or issue
                            blocking instructions to custodian.
________________________________________________________________________________

[FLAG OF SWITZERLAND]       SWITZERLAND
________________________________________________________________________________

________________________________________________________________________________

Blocking Begins             Varies by company.
________________________________________________________________________________

Blocking Ends               1 day after meeting.
________________________________________________________________________________

Unblocking                  YES
________________________________________________________________________________

Effect on ADRs              ADRs are blocked. Client must have standing Blocking
                            instructions in place with custodian or issue
                            blocking instructions to custodian.
________________________________________________________________________________

[FLAG OF TURKEY]            TURKEY
________________________________________________________________________________

Blocking Begins             Generally 7 days prior to meeting.

                            The share blocking periods contained in this
                            document offer general guidance. Depending on custodian and subcustodian processing practices, there may be variance in the blocking period.
________________________________________________________________________________

Blocking Ends               Generally 3 business days after meeting.
________________________________________________________________________________

MELLON INFO                 Share unblocking instructions are usually not
                            accepted. Acceptance of unblocking instructions is
                            up to the Issuer's discretion and rarely permitted.
________________________________________________________________________________

Unblocking                  YES. However, the ability to unblock depends upon
                            how close to the meeting date the request is made.
________________________________________________________________________________

Effect on ADRs              ADRs are blocked. Client must have standing Blocking
                            instructions in place with custodian or issue
                            blocking instructions to custodian.
________________________________________________________________________________